UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ITW Notice of 2024 Annual Meeting and Proxy Statement

About ITW

Founded in 1912, Illinois Tool Works Inc. (NYSE: ITW) is a global industrial company built around a differentiated and proprietary business model. The Company’s seven industry-leading segments leverage the ITW Business Model to generate solid growth with best-in-class margins and returns in markets where highly innovative, customer-focused solutions are required. ITW’s approximately 44,000 dedicated colleagues around the world thrive in the Company’s decentralized, entrepreneurial culture. In 2024, the Company achieved revenue of $15.9 billion, with roughly half coming from outside North America. To learn more, please visit www.itw.com. The information accessible through our corporate website is not incorporated by reference into and is not a part of this Proxy Statement.

ITW's Proprietary Business Model Has Three Elements:
•
80/20 Front-to-Back defines how we operate. It is a unique set of proprietary tools and methodologies that our divisions use to structure and operate their businesses to (a) maximize the performance, execution, and value-add they provide to their largest and most profitable customers, and (b) minimize the costs, complexity, and distractions associated with serving small customers. Through the application of ITW’s 80/20 Front-to-Back process, our divisions deliver best-in-class customer-facing execution, high-quality organic growth, and superior profitability and return on capital performance.
•
Customer-Back Innovation drives how we innovate. At ITW, we innovate from the customer back, not from the research and development center out. Our divisions partner with their key customers to create unique solutions that solve difficult technical challenges and improve business performance.
•
Our Decentralized, Entrepreneurial Culture is the key to how we execute. Our people are clear about what is expected of them with regard to our business model, our strategy, and our values. Within this framework, we empower our business teams to make decisions and customize their approach in order to maximize the relevance and impact of the ITW Business Model for their specific customers and end markets. Our people thrive in ITW’s “flexibility within the framework” culture; they think and act like owners, they are accountable, and they deliver.

ITW’s High-Quality Diversified Business Portfolio

While ITW’s seven market-leading business segments operate in different industries, each segment is able to leverage the ITW Business Model to generate high-quality organic growth with best-in-class margins and returns.

2024 Segment Operating Margin vs. Segment Peer Group Average1

ITW	Segment Peer Group[1]

ITW’s operating margin in 2024 was 27% vs. 17% average for proxy peers

1
See Appendix A for segment peer group definitions.
2
Test & Measurement and Electronics and Polymers & Fluids exclude 180 bps and 160 bps, respectively, of unfavorable operating margin impact of amortization expense related to intangible assets.

Dear Fellow Shareholders,

On behalf of the Board of Directors and our senior leadership team, we are pleased to invite you to attend ITW’s Annual Meeting of Stockholders, which will be held virtually on Friday, May 2, 2025, at 8:30 a.m. Central Time. You may join at www.virtualshareholdermeeting.com/ITW2025.

You will have a chance to vote at the meeting on the matters set forth in the following Notice of Annual Meeting and the Proxy Statement. There will also be time for questions. Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible on the internet, by telephone or by mail, by reviewing the instructions on the enclosed proxy card or the electronic proxy material delivery notice.

Throughout 2024, ITW's strong business model and diverse, high-quality portfolio fueled another year of excellent operational and financial results. We consistently exceeded end market growth, significantly boosted profitability and margins, and achieved record earnings, operating margin, and after-tax return on invested capital.

In 2024, the first year of the Next Phase (2024-2030) Enterprise Strategy, we made significant progress toward our key strategic objectives. With organic growth as our top priority, we are targeting 4%+ high-quality growth through the cycle. Customer-Back Innovation ("CBI") is essential to achieving this, and we're pleased with our 2% CBI yield in 2024 – more than double pre-COVID levels – as we progress toward our 3% target by 2030. This 2% yield demonstrates the increased contribution of new innovations to our organic growth and reinforces our positive momentum as we pursue our 2030 goal of making above-market organic growth a core strength for ITW, matching our best-in-class financial performance and operational excellence.

Sincerely,

E. Scott Santi Non-Executive Chairman	Richard H. Lenny Independent Lead Director

2025 PROXY STATEMENT	i

Notice of Annual Meeting of Stockholders

Time and Date	Virtual Meeting	Record Date

May 2, 2025 8:30 AM Central Time	The Annual Meeting will be held in virtual format at: www.virtualshareholdermeeting.com/ITW2025	Only stockholders of record at the close of business on March 3, 2025 are entitled to vote.

Items of Business

1	2	3	4

To elect the twelve director nominees named in this proxy statement	To hold an advisory vote to approve executive compensation	To ratify the appointment of Deloitte & Touche LLP as ITW’s independent registered public accounting firm for 2025	To consider a non-binding stockholder proposal for shareholder ratification of termination pay
“FOR” each director nominee	“FOR”	“FOR”	“AGAINST”

Page 8	Page 28	Page 65	Page 68

To conduct any other business as may be properly brought before the meeting.

Virtual Meeting

The Annual Meeting will be held in virtual format and will be accessible to all of our stockholders. The virtual Annual Meeting will afford our stockholders the same rights and opportunities as an in-person meeting, allowing for active participation by all of our stockholders at no cost, regardless of their geographic location. To attend the Annual Meeting, vote and submit questions during the Annual Meeting, go to www.virtualshareholdermeeting.com/ITW2025 on the date of the meeting.

Form 10-K

Our Form 10-K for fiscal year 2024 is enclosed if you received proxy materials by mail. The Form 10-K is accessible on the Internet at www.proxyvote.com if you received the Notice of Internet Availability of Proxy Materials or previously consented to electronic delivery of proxy materials.

By Order of the Board of Directors,

Christopher P. Rauch

Assistant Secretary

March 21, 2025

ii

Notice of Annual Meeting of Stockholders

Your Vote is Important

You may vote your shares in one of the following four ways:

By Telephone	By Internet	By Mail	At the meeting

Toll-free by calling 1-800-690-6903	See the instructions at www.proxyvote.com	If you received these proxy materials by mail, by signing, dating and mailing the enclosed proxy card	Virtually attend our Annual Meeting, where you can submit a vote

If you vote by telephone or Internet, you should have your proxy card, Notice of Internet Availability of Proxy Materials or voter instruction card in hand when you call or go to www.proxyvote.com. If you hold your shares through a bank or broker that does not offer telephone or Internet voting, please complete and return your proxy card by mail. If you receive more than one proxy card, Notice of Internet Availability or voter instruction card that has a 16-digit control number, you must vote each separately to ensure that all shares you own are voted.

If you plan to attend the meeting, you may vote at the Annual Meeting. To do so, you must be a holder of Illinois Tool Works Inc. shares as of the record date of March 3, 2025, and visit www.virtualshareholdermeeting.com/ITW2025 on the date of the meeting. You will log into the Annual Meeting by entering your unique 16-digit control number found on your proxy card, Notice of Internet Availability or voter instruction card, as applicable. You may log into the Annual Meeting beginning at 8:15 a.m., Central Time, on May 2, 2025, and the Annual Meeting will begin promptly at 8:30 a.m. Central Time. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions that are submitted in writing during the meeting by our stockholders who log in with their unique 16-digit control number and are pertinent to the Company and the business of the meeting, as time permits. For more information about how to attend the Annual Meeting online, please see “Other Information—Voting and Virtual Annual Meeting Information” in this proxy statement.

Whether or not you plan to virtually attend the meeting, please vote as soon as possible. Under New York Stock Exchange rules, your broker will NOT be able to vote your shares on Proposals 1, 2, or 4 unless it receives specific instructions from you. If you hold your shares through a bank or brokerage account, we strongly encourage you to return the voting instruction card to your bank, broker or other holder of record so that your vote is counted.

Avoid escheatment. We have been advised that some states are strictly enforcing unclaimed property laws and requiring shares held in “inactive” accounts to be escheated to the state in which the stockholder was last known to reside. One way you can show that your account is active is to vote your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 2, 2025: The Form 10-K and this 2025 Proxy Statement are available on the Company’s website at www.itw.com under the “Investor Relations” link. Paper copies are available without charge upon written request to the Company at Illinois Tool Works Inc., 155 Harlem Avenue, Glenview, Illinois 60025, Attention: Secretary.

2025 PROXY STATEMENT	iii

Table of Contents

A Letter to Our Shareholders	i	Compensation Governance Practices and Policies	42
Notice of Annual Meeting of Stockholders	ii	NEO Compensation	45
Company Highlights	1	Summary Compensation Table	45
Proxy Summary	4	Grants of Plan-Based Awards	47
Proposal 1 – Election of Directors	8	Long-Standing Practices Regarding Stock Option Grants	48
Director Election	8	Outstanding Equity Awards at Fiscal Year-End 2024	49
Board Biographies	9	Option Exercises and Stock Vested	50
Director Qualifications and Succession Planning	15	Pension Benefits	50
Board Independence	16	ITW Retirement Plans	51
Director Candidate Selection Process	16	Potential Payments upon Termination	54
Shareholder Nominations	16	Summary of Termination and Change-in-Control Provisions	56
Corporate Governance	17	Termination and Change-in-Control Payments and Benefits	57
Board of Directors and its Committees	17	Compensation Committee Report	60
Board Committees	17	Equity Compensation Plan Information	61
Board's Role in Risk Oversight	21	Pay Ratio	61
Key Areas of Board Oversight	22	Pay Versus Performance	62
Shareholder Engagement	23	Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm	65
Other Governance Matters	24
Director Compensation	26	Audit Committee Report	67
Annual Fees	26	Proposal 4 – Non-Binding Stockholder Proposal for Shareholder Ratification of Termination Pay	68
Director Compensation	26
ITW Common Stock Grant	27
Director Compensation in Fiscal Year 2024	27	Beneficial Ownership of Common Stock	71
Executive Compensation	28	Other Information	74
Proposal 2 – Advisory Vote to Approve Executive Compensation	28	Voting and Virtual Annual Meeting Information	74
		Submitting Proxy Proposals and Director Nominations for the 2026 Annual Meeting	78
Compensation Discussion and Analysis	29	Appendix A	A-1
Executive Overview	30
Executive Compensation Highlights	35
How We Make Compensation Decisions	37
Components of the 2024 Executive Compensation Program	38

This proxy statement and the accompanying materials are first being mailed or made available to stockholders on or about

March 21, 2025.

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “believe,” “expect,” “plan,” “intend,” “may,” “strategy,” “target,” “goals,” “anticipate,” and other similar words, including, without limitation, statements regarding the Company’s long-term Enterprise Strategy objectives, core TSR model targets, CBI Yield estimates and targets, performance targets and environmental, social and governance matters, including targets and goals. These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated. Such risks include those contained in ITW’s Form 10-K for the year ended December 31, 2024 and other documents ITW files with the Securities and Exchange Commission ("SEC"). These risks are not all-inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Any forward-looking statements made by ITW speak only as of the date on which they are made. ITW is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

iv

Company Highlights

51 Countries	86 Divisions	~44,000 Colleagues	~20,900 Granted & Pending Patents

2024 Performance Highlights

$11.71, +20% Record Earnings Per Share	$15.9B Revenue	$4.3B, +6% Record Operating Income

31.2%, +80 bps Record After-tax ROIC[1]	26.8%, +170 bps Record Operating Margin	$5.80, +7% Dividends Declared 61 years of dividend increases

2.0% Customer-Back Innovation Yield[2]	+18% Increase in patent filings	$3.2B Cash returned to shareholders (dividends and share repurchases)
1
After-tax ROIC is a non-GAAP measure — see Appendix A for information regarding this and other non-GAAP measures.
2
Customer-Back Innovation Yield is year-over-year increase in revenue generated by a new product or service that provides an increase to customer value as compared to existing available products.

ITW’s Enterprise Strategy: 2012-2024

Since 2012, the core focus of our strategy is to leverage ITW's powerful and proprietary competitive advantages — what we refer to as the ITW Business Model — to consistently deliver top-tier performance in any environment. Refer to "Compensation Discussion and Analysis—Executive Overview" for additional discussion regarding the Company's Enterprise Strategy.

Best-in-Class Business Model = Best-in-Class Performance

	2012	2024
Revenue	$17.9B	$15.9B
Operating Income	$2.8B	$4.3B
Operating Margin	15.9%	26.8%
Earnings Per Share (EPS)	$3.21[1]	$11.71
After-tax ROIC[1]	14.5%[2]	31.2%
Dividends Declared per Share	$1.48	$5.80
Market Cap[3]	$23B	$75B
ITW PE Multiple v. Peer Average	Parity	12%

1
After-tax ROIC and 2012 adjusted EPS are non-GAAP measures — see Appendix A for information regarding these non-GAAP measures.
2
As reported in the Company's 2013 Form 10-K.
3
As of January 1, 2012 and December 31, 2024.

2025 PROXY STATEMENT	1

Company Highlights

Enterprise Strategy: Next Phase (2024-2030)

Our key strategic priority as we enter the Next Phase of our Enterprise Strategy, is to build above-market organic growth, fueled by Customer-Back Innovation, into a defining ITW strength on par with our world-class financial and operational capabilities. Refer to "Compensation Discussion and Analysis—Executive Overview" for additional discussion regarding the Company's Enterprise Strategy: Next Phase (2024-2030).

CBI Contribution To Growth (“Yield”)

ITW’s Core TSR Model

Achieving our 4%+ ANNUAL ORGANIC GROWTH target at ITW's best-in-class margins and returns WILL PRODUCE CONSISTENT DOUBLE-DIGIT TSR:

4%+
Avg. Annual Organic Growth
35 - 40% Incremental margins
7-8%
Avg. Annual Operating Income Growth
+2 - 3% Share repurchases/ high-quality acquisitions
9-10%
Avg. Annual Earnings Per Share Growth
+2 - 3% Dividend yield
11-13%
Avg. Annual Total Shareholder Return (TSR)

2

Company Highlights

Sustainability Strategy

ITW’s longstanding commitment to sustainability is rooted in our core values and fundamental to who we are as a company. With a foundation of strong governance practices, we are inspired to make a difference for our people, our communities and the environment.

•
Supported by unwavering management commitment and engaged Board oversight, we operate our businesses with a demonstrated commitment to the highest level of ethical conduct, everywhere in the company every day.
•
This commitment is reinforced by strong policies and practices related to fair, ethical and honest business dealings, robust governance, and compliance with applicable laws, while demonstrating respect for human rights at ITW and throughout our supply chain.

We are committed to operating our business in a way that demonstrates our dedication to global environmental sustainability. This commitment is reflected in the following priorities:

•
Improving our environmental performance on an ongoing basis, including through setting and achieving increasingly ambitious greenhouse gas (GHG) emissions reduction goals;
•
In 2024, ITW’s divisions continued to make substantial progress towards the Company’s absolute goal of reducing its Scope 1 and Scope 2 GHG emissions by 50% by 2030 from a 2021 baseline;
•
Working with suppliers who operate with similar dedication to global environmental sustainability and human rights; and
•
Partnering with our customers in innovating solutions that address their needs for environmentally responsible products.

•
We strive every day to foster a proactive safety culture through the execution of our Enterprise Safety Strategy, which is based on a philosophy that every accident is preventable and with a shared goal of zero accidents.
•
Our people are the powerful force behind our success, so we invest our time and resources in helping them grow their skills and interests. We strive for all colleagues to “own” their careers and feel valued for the work they do, with a strong preference for growing our own talent.
•
We are at our best when we bring together the strongest team with unique perspectives, experiences and ideas. We strive to create inclusive workplaces that reflect our core values and where all ITW colleagues can perform to their full potential.
•
As a global employer, we are committed to providing competitive pay and benefits focused on supporting the physical, mental and financial well-being of our colleagues and their families, and maintaining fair labor practices and equitable pay.

•
Recognizing the importance of our responsibility beyond our business operations, we encourage and support our colleagues globally in their efforts to make positive contributions, through financial gifts and volunteerism, to the communities where they live and work around the world.
•
As a company we support programs and initiatives to improve access to high-quality education, workforce/career preparation, and meaningful long-term employment opportunities for marginalized communities. ITW’s multi-million-dollar, multi-year investment in the Austin and Belmont-Cragin communities of Chicago strives to create quality, family-sustaining wage jobs, increase opportunities for education and training, and stimulate economic development.

2025 PROXY STATEMENT	3

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Director Nominees

	Age	Director Since	Other Public Boards	2024 Committee Membership
Daniel J. Brutto Retired President of UPS International and Senior Vice President of United Parcel Service, Inc.	68	2012	1
Susan Crown Chairman and CEO of Owl Creek Partners, LLC	66	1994	1
Darrell L. Ford Executive Vice President, Chief Human Resources Officer of UPS International	60	2021	0
Kelly J. Grier Retired US Chair and Managing Partner (CEO) of Ernst & Young LLP	55	2022	2
James W. Griffith Retired President and Chief Executive Officer of The Timken Company	71	2012	0
Jay L. Henderson Retired Vice Chairman, Client Service of PricewaterhouseCoopers LLP	69	2016	2
Jaime Irick Former Chief Executive Officer of The Pittsburgh Paints Company	50	2024	0
Richard H. Lenny Independent Lead Director; Non-Executive Chairman of Conagra Brands, Inc.	73	2014	1
Christopher A. O'Herlihy* President & Chief Executive Officer of Illinois Tool Works Inc.	61	2024	1
E. Scott Santi* Non-Executive Chairman of the Board Retired Chief Executive Officer of Illinois Tool Works Inc.	63	2012	1
David B. Smith, Jr. Executive Vice President for Policy and Legal Affairs and General Counsel of Mutual Fund Directors Forum	58	2009	1
Pamela B. Strobel Retired Executive Vice President and Chief Administrative Officer of Exelon Corporation and President of Exelon Business Services Company	72	2008	0

Audit Committee	Executive Committee	Corporate Governance and Nominating Committee	Chair	* Non-Independent
Compensation Committee	Finance Committee

4

Proxy Summary

Board Snapshot

Our director nominees include twelve current Board members. See “Proposal No. 1—Election of Directors” for biographical and other information about our director nominees.

Director Age	Representation	Independence	Tenure

64 years
Average Age
3
4
5
50-59 years
60-67 years
68-75 years

3
42%
Diverse
2
7
Non-Diverse
Racial/Ethnic Minorities
Female

4
5
11 years
Average Tenure
3
0-5 years
6-12 years
13+ years

Governance Profile

Board Composition		Corporate Governance
• Annual Election of All Directors	Yes	• Regular Executive Sessions of Independent Directors	Yes
• Majority Voting for Directors with Director Resignation Policy	Yes	• Annual Evaluation of the Board and Individual Directors	Yes
• Number of Independent Directors Standing for Election	10	• Annual Self-Evaluations by Board Committees	Yes
		• Annual Independent Director Evaluation of the President & CEO	Yes
• Total Number of Director Nominees	12
• Independent Lead Director	Yes	• Risk Oversight by Full Board and Committees	Yes
• Mandatory Retirement Age	Yes	• Strong Board Oversight of Sustainability	Yes
• Director Time Commitment Limits	Yes	• Strong Board Oversight of Cybersecurity	Yes
Compensation		• Shareholder Engagement Program	Yes
• Annual Advisory Approval of Executive Compensation	Yes	• Code of Conduct for Members of the Board of Directors	Yes

• Stock Ownership Requirements for Executives and Directors	Yes	• Stockholder Ability to Call Special Meetings	Yes
		• Proxy Access	Yes
• Anti-Hedging, Anti-Short-Sale and Anti-Pledging Policies	Yes	• Simple Majority Vote to Amend Charter and By-Laws	Yes

• Compensation/Clawback Policy (mandatory for financial restatement regardless of misconduct)	Yes	• Exclusive Venue Requirement	No
		• Poison Pill	No

2025 PROXY STATEMENT	5

Overview

The Compensation Committee adopted our executive compensation pay-for-performance philosophy which is designed to deliver competitive total compensation upon the achievement of our strategy objectives, which will attract, motivate and retain leaders who drive the creation of long-term stockholder value.

Our decisions surrounding executive compensation are guided by this pay-for-performance philosophy. The programs are weighted toward variable compensation elements (annual cash incentives and long-term incentives), with reward opportunities tied to stock price appreciation and achievement of rigorous financial performance metrics. We have not granted time-vested full value equity awards to our named executive officers ("NEOs").

Our executive compensation programs are also governed by practices and policies aligned to the interests of our stockholders, as the table below highlights.

What We Do	What We Don’t Do

Pay for Performance: Our current NEOs’ average total target compensation is 80% performance based.

Robust Stock Ownership Guidelines: We have stock ownership guidelines of 6 x salary for CEO, 3 x salary for Executive Vice Presidents and CFO and 2 x salary for Senior Vice Presidents. Executives must retain the net after-tax shares of vested or exercised awards if an executive does not meet the guidelines within five years.

Annual “Say on Pay” Vote: We hold an annual advisory vote for our stockholders to review and approve our executive compensation programs.

Independent Compensation Consultant: The Committee: (1) engages an independent compensation consultant who advises the Committee on regulatory and other current trends and key developments in executive compensation, and (2) reassesses its consultant’s independence annually.

Annual CEO and NEO Performance Review: The Committee conducts an annual review of the performance of the CEO, as well as the other executive officers.

Annual Review of Compensation Programs: The Committee, with input from its independent compensation consultant, conducts an annual review of our executive compensation programs, considering business strategies, best practices and good governance.

Clawback Policy: Our Compensation Recovery Policy, updated in 2023, provides for the mandatory reimbursement of incentives if a material financial restatement is required, whether or not based on misconduct, and equity forfeiture provisions for violations of restrictive covenants and certain misconduct whether or not related to restatement.

Annual Compensation Risk Assessment: Each year we perform an assessment of risks that could result from our executive compensation practices.

Employment Agreements: We do not provide U.S.-based executive officers with employment agreements.

Tax Gross-ups: We do not provide tax gross-ups as part of our change-in-control agreements.

Repricing: We do not allow share repricing within our stock option plan.

Hedging/Pledging of Company Equity Securities: We prohibit executive officers and directors from engaging in any transaction that is designed to hedge or offset a decrease in the market value of ITW common stock and from pledging ITW equity securities.

Dividends on Unvested Equity Awards: Dividends accrued on unvested equity awards, including restricted stock units and performance share units, are not paid unless the awards vest.

Single-Trigger Change-In-Control Vesting/Benefits: We do not allow immediate vesting of equity awards that are continued or replaced upon a change-in-control; all such awards allow only double-trigger vesting (change-in-control and termination).

6

Proxy Summary

The Board recommends that stockholders ratify the appointment of Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm for 2025. The Audit Committee and the Board believe that it is in the best interests of the Company and its stockholders to retain Deloitte as the Company’s independent auditor based on its ability to handle the breadth and complexity of ITW’s global operations, its familiarity with our businesses and the appropriateness of Deloitte’s fees.

2025 PROXY STATEMENT	7

Stockholders are being asked to elect the twelve director nominees named in this proxy statement at our Annual Meeting. The individuals listed below have been nominated by the Board of Directors as recommended by the Corporate Governance and Nominating Committee. See “Director Candidate Selection Process” for more information regarding our candidate selection process. If elected, each director nominee will serve until the 2026 Annual Meeting, until a qualified successor director has been elected, or until he or she resigns or is removed.

We will vote your shares as you specify on the proxy card, by telephone, by Internet or by mail. If you do not specify how you want your shares voted, we will vote them “FOR” the election of all the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares “FOR” that other person. The Board of Directors does not anticipate that any nominee will be unable to serve.

Each nominee for director brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a variety of areas. Set forth below is biographical information provided by the nominees, as well as a description of the experiences, qualifications, skills and attributes that led the Corporate Governance and Nominating Committee and the Board to conclude that each nominee should serve as a director of the Company.

Director Election

Our by-laws provide for the election of directors in uncontested elections by majority vote. Under this majority vote standard, each director must be elected by a majority of the votes cast with respect to that director. For this purpose, a majority of the votes cast means that the number of shares voted “for” a director exceeds the number of shares voted “against” that director. In a contested election, directors will be elected by a plurality of the votes represented in person or by proxy at the meeting. An election is contested if the number of nominees exceeds the number of directors to be elected. Whether an election is contested or not is determined ten days in advance of when we file our definitive proxy statement with the SEC. This year’s election is uncontested, and the majority vote standard will apply.

If a nominee who is serving as a director is not elected at an annual meeting, Delaware law provides that the director would continue to serve on the Board as a “holdover director” until his or her successor is elected. Our Corporate Governance Guidelines expect any nominee for director who fails to receive a majority of the votes cast for his or her election to tender his or her resignation. The Corporate Governance and Nominating Committee of the Board will consider the resignation and recommend to the Board whether to accept or reject it. In considering the resignation, the Committee will take into account such factors as any stated reasons stockholders voted against the election of the director, the length of service and qualifications of the director, the director’s contributions to the Company, and our Corporate Governance Guidelines. The Board will act on the Committee’s recommendation within 90 days of the Company's annual meeting, and no director who failed to receive a majority of the votes cast will participate in the Committee's recommendation or Board consideration regarding the tendered resignation.

8

Proposal 1 - Election of Directors

Board Biographies

Director since: 2012	Independent: Yes	Committees: Audit, Finance

Other Public Directorships

•
Sysco Corporation: Chairman of the Sustainability Committee and member of the Corporate Governance and Nominating and Executive Committees.

Professional Background

•
Retired as President of UPS International and Senior Vice President of United Parcel Service, Inc. (UPS), a global package delivery, supply chain management and freight forwarding company, having served in these capacities from 2008 to 2013.
•
Over 38 years of experience at UPS, serving in various areas with increasing levels of responsibility, including global operations, finance, accounting, information systems, mergers and acquisitions, marketing and business development. His service at UPS included President, Global Freight Forwarding and corporate controller.
•
Served as Executive Chairman of Radial, Inc., a global fulfillment, customer care and omnichannel technology company from 2016 to 2017 and as Vice Chairman of eBay Enterprise/Innotrac, the predecessor business to Radial from 2015 to 2016.
•
Has served on the board of the US China Business Council, the Guangdong Economic Council and the Turkey Economic Advisory Council and as a delegate to the World Economic Forum, Davos, Switzerland, from 2009 to 2013.

Skills and Qualifications

Mr. Brutto’s significant strategic, operational, and financial leadership experience with a major global company, including the establishment of operations in 35 countries, along with his significant international business experience and board leadership role in the area of Sustainability, bring valuable perspectives to our Board.

Director since: 1994	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating, Executive (Chair)

Other Public Directorships

•
Northern Trust Corporation: Member of the Corporate Governance and Human Capital and Compensation Committees.

Professional Background

•
Has served as Chairman and CEO of Owl Creek Partners, LLC, a private equity firm, since 2010.
•
Founder of Susan Crown Exchange Inc., a social investment organization.
•
Served two terms as a Fellow of the Yale Corporation, and serves as Chair Emeritus of Rush University Medical Center and the Rush System for Health, and a director of The Brookings Institution as well as several other civic and not-for-profit organizations.
•
Served as Vice President of Henry Crown and Company, a business with diversified investments, from 1984 to 2015.

Skills and Qualifications

Ms. Crown’s long-standing board service at a global banking and financial institution and her extensive board service and leadership roles with many civic and not-for-profit organizations bring valuable perspectives to our Board. Ms. Crown’s experience includes executive experience in diversified manufacturing, management, corporate governance and strategy.

2025 PROXY STATEMENT	9

Proposal 1 - Election of Directors

Director since: 2021	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating

Other Public Directorships

•
None

Professional Background

•
Has been Executive Vice President, Chief Human Resources Officer of UPS International, a global package delivery, supply chain management and freight forwarding company, since January 2021. In his role he is responsible for human resources strategy and operations.
•
Served as Chief Human Resources Officer and Senior Vice President, Communications, Occupational Health and Aviation, DuPont de Nemours, Inc., an American multinational chemical company, from 2018 to 2020, prior to joining UPS International.
•
Served as Chief Human Resources Officer for Xerox Corporation from 2015 to 2018.
•
Served in various human capital management leadership roles at Advanced Micro Devices (AMD), Shell Oil and Honeywell International prior to Xerox Corporation.
•
Throughout his professional career, he has focused on building successful company cultures.
•
Serves as a director of a number of professional, civic and not-for-profit organizations.

Skills and Qualifications

Mr. Ford’s deep knowledge of talent management, human capital strategy, risk management and operations gained from executive experience and senior leadership roles with large public global companies spanning industries from distribution and logistics to manufacturing to technology, brings valuable perspectives to our Board.

Director since: 2022	Independent: Yes	Committees: Audit, Finance

Other Public Directorships

•
Booking Holdings Inc.: Member of the Audit Committee.
•
CDW Corporation: Member of the Audit and Nominating and Governance Committees.

Professional Background

•
Has been a Senior Advisor of Permira Advisers, a British global investment firm, since January 2023.
•
Has been on the Board of Directors of Zendesk Inc., a privately held Danish-American software products company, since December 2023.
•
Retired as US Chair and Managing Partner (CEO) of Ernst & Young LLP (EY), a global professional services firm, having served in that capacity from 2018 to July 2022.
•
A Certified Public Accountant with over 30 years of service at EY serving in various roles with increasing levels of responsibility.
•
During her career at EY, Ms. Grier gained significant broad-based experience working with the boards of many of the largest companies worldwide.

Skills and Qualifications

Ms. Grier’s experience working with boards and audit committees of global companies, her leadership role at a major professional services firm, as well as her experience with risk and crisis management, financial reporting, leadership development and talent strategy, and corporate governance, bring valuable perspectives to our Board.

10

Proposal 1 - Election of Directors

Director since: 2012	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating, Executive

Other Public Directorships

•
None

Professional Background

•
Retired as President and Chief Executive Officer of The Timken Company, a manufacturer of bearings, alloy and specialty steels and components, having served in that capacity from 2002 to 2014.
•
Served as Timken’s President and Chief Operating Officer from 1999 to 2002.
•
Joined Timken in 1984 and held positions in various functional areas of Timken with increasing levels of responsibility, including purchasing and logistics, manufacturing and international operations.
•
Led Timken’s automotive business in North America and Timken’s bearing business activities in Asia and Latin America from 1996 to 1999.
•
Previously served as a director of AB Volvo.
•
Served as a director of the US China Business Council and a number of other industry and not-for-profit organization boards.

Skills and Qualifications

Mr. Griffith’s extensive knowledge of manufacturing and operations, finance, human resources, risk management and corporate social responsibility matters gained from experience as Chief Executive Officer of a global industrial manufacturer, along with his international business and engineering experience, bring valuable perspectives to our Board. In addition, his past service on the boards of other companies gives him a broad understanding of governance issues facing public companies.

Director since: 2016	Independent: Yes	Committees: Audit (Chair), Finance, Executive

Other Public Directorships

•
The J.M. Smucker Company: Member of the Audit Committee.
•
Northern Trust Corporation: Lead Director, Audit Committee Chair and a member of the Business Risk, Capital Governance, Human Capital and Compensation, Corporate Governance and Executive Committees.

Professional Background

•
Retired as Vice Chairman, Client Service of PricewaterhouseCoopers LLP (PwC), a global professional services firm, in June 2016, having served in that capacity since 2007. Served as PwC’s Greater Chicago Market Managing Partner from 2003 to 2013 and, prior thereto, Managing Partner of the Cleveland Office.
•
Gained significant broad-based experience working with boards and audit committees of Fortune 500 global organizations across multiple markets and industry sectors during his career at PwC.
•
A Certified Public Accountant since 1977.
•
Has significant expertise as a participating board member of a number of professional, civic and not-for-profit organizations.

Skills and Qualifications

Mr. Henderson’s extensive experience in managing and overseeing businesses and working with the boards and audit committees of complex global companies, his other board leadership roles and leadership roles at a major professional services firm, as well as his experience with risk oversight, bring valuable perspectives to our Board.

2025 PROXY STATEMENT	11

Proposal 1 - Election of Directors

Director since: 2024	Independent: Yes	Committees: Audit

Other Public Directorships

•
None

Professional Background

•
Served as Chief Executive Officer of The Pittsburgh Paints Company from December 2024 to February 2025.
•
Served as Senior Vice President, Architectural Coatings, U.S. and Canada, and Traffic Solutions Business of PPG Industries, Inc., a global manufacturer and distributor of paints, coatings and specialty materials from May 2022 to December 2024.
•
Served as Vice President, Architectural Coatings, U.S. and Canada of PPG Industries, Inc. from May 2019 to May 2022.
•
Served as Vice President and President, Life Fitness, for Brunswick Corporation from January 2017 to December 2018.
•
Served in various roles with increasing levels of responsibility for General Electric Company, including as a GE Company Officer.
•
Served five years as an Officer in the U.S. Army, and currently serves as a director on multiple not-for-profit organizations.

Skills and Qualifications

Mr. Irick’s deep knowledge of global manufacturing, distribution and operations gained from executive leadership roles at various large manufacturing companies brings valuable perspectives to our Board. In addition, his experience leading business units and supervising chief financial officers gives him an understanding of financial reporting issues facing public companies.

Director since: 2014	Independent: Yes	Committees: Compensation (Chair), Corporate Governance and Nominating, Executive

Other Public Directorships

•
Conagra Brands, Inc.: Non-Executive Chairman of the Board, Chair of the Executive and Nominating and Corporate Governance Committees and a member of the Human Resources Committee.

Professional Background

•
He previously served as a director of McDonald's Corporation and Discover Financial Services.
•
Served as Chairman of Information Resources, Inc., a privately held producer of market and shopper information, from 2013 to 2018.
•
Served as senior advisor of Friedman Fleischer & Lowe LLC, a private equity firm, from 2014 to 2016, after serving as an operating partner of that firm.
•
Served as Chairman, President and Chief Executive Officer of The Hershey Company, a manufacturer, distributor and marketer of candy, snacks and candy-related grocery products from 2001 through 2007.
•
Served as President, Nabisco Biscuit Company, and President of Pillsbury, North America prior to joining The Hershey Company.

Skills and Qualifications

Mr. Lenny’s extensive knowledge of strategy, finance, supply chain management and distribution, human resources, sustainability and corporate social responsibility matters gained from experience as Chief Executive Officer of a global Fortune 500 company brings valuable perspectives to our Board. In addition, his current and former board leadership positions in large public companies give him a broad understanding of governance issues facing public companies.

12

Proposal 1 - Election of Directors

Director since: 2024	Independent: No	Committees: Executive

Other Public Directorships

•
Masco Corporation: Chair of the Compensation and Talent Committee.

Professional Background

•
Has served as the President & Chief Executive Officer of ITW since January 2024.
•
Served as Vice Chairman of ITW from August 2015 to December 2023.
•
Served as Executive Vice President for ITW's Food Equipment segment from 2010 to 2015.
•
Previously served as Group President, Food Equipment segment, and worldwide Group President, Polymers & Fluids segment.
•
Serves on the boards of numerous civic and not-for-profit organizations.

Skills and Qualifications

Mr. O’Herlihy’s deep understanding of the Company’s business operations, operating philosophy and culture, his expertise in the application of ITW’s Business Model, and his track record of leadership at ITW, bring valuable perspectives to our Board. In addition, his service on the board of another public company gives him an understanding of governance issues facing public companies.

Director since: 2012	Independent: No	Committees: Executive

Other Public Directorships

•
W.W. Grainger, Inc.: Member of the Audit Committee and Board Affairs and Nominating Committee.

Professional Background

•
Serves as Non-Executive Chairman of ITW since March 1, 2024. Served as Chairman of ITW since May 2015 and served as Chief Executive Officer from November 2012 to January 1, 2024.
•
Served as President and Chief Executive Officer of ITW from November 2012 to May 2015 and as President and Chief Operating Officer from October to November 2012.
•
Served as Vice Chairman of ITW from December 2008 to October 2012 and Executive Vice President from October 2004 to December 2008.
•
Serves on the boards of numerous civic and not-for-profit organizations.

Skills and Qualifications

Mr. Santi’s deep understanding of the Company’s business operations, operating philosophy and culture, his expertise in the application of ITW’s Business Model, as well as his demonstrated success and proven quality of leadership, bring indispensable perspectives to our Board and strong leadership as Chairman. In addition, his service on the board of another public company gives him an understanding of governance issues facing public companies.

2025 PROXY STATEMENT	13

Proposal 1 - Election of Directors

Director since: 2009	Independent: Yes	Committees: Audit, Finance (Chair), Executive

Other Public Directorships

•
Northern Trust Corporation: Member of the Audit and Executive Committees and Chair of the Capital Governance Committee.

Professional Background

•
Has served as Executive Vice President for Policy and Legal Affairs and General Counsel of Mutual Fund Directors Forum, a not-for-profit membership organization for independent investment company directors and an advocate on important policy matters, since 2005.
•
Held several positions with increasing levels of responsibility at the Securities and Exchange Commission from 1996 to 2005, serving as Associate Director, Division of Investment Management, from 2001 to 2005.

Skills and Qualifications

Mr. Smith’s extensive leadership experience in the finance industry and executive experience with a mutual fund industry organization, along with his legal and regulatory experience, bring valuable perspectives to our Board. In addition, his service on the board of another public company gives him an understanding of governance issues facing public companies.

Director since: 2008	Independent: Yes	Committees: Compensation, Corporate Governance and Nominating (Chair), Executive

Other Public Directorships

•
None

Professional Background

•
Retired as Executive Vice President and Chief Administrative Officer of Exelon Corporation and President of Exelon Business Services Company, an electric and gas utility company, in October 2005, a position she had held since 2003.
•
Served as Chairman and Chief Executive Officer of Exelon Energy Delivery from 2000 to 2003.
•
Served as Executive Vice President of Unicom and its chief subsidiary, ComEd, having joined ComEd as General Counsel in 1993, where her experience included supervision and oversight of legal matters and risk management.
•
Previously served as a director of State Farm Mutual Automobile Insurance Company and Domtar Corporation.

Skills and Qualifications

Ms. Strobel’s deep knowledge of human capital management, finance, risk management and sustainability matters gained from executive and legal leadership roles with a leading energy provider brings valuable perspectives to our Board. In addition, her past service on the boards of other companies gives her an understanding of compensation and corporate governance issues.

14

Proposal 1 - Election of Directors

Director Qualifications and Succession Planning

We seek to retain a board composed of highly qualified directors with a variety of perspectives and experiences who have sufficient time to devote to Board activities and to enhance their knowledge of the global manufacturing environment. The Corporate Governance and Nominating Committee periodically reviews with the Board the skills and characteristics required of Board members in the context of the current make-up of the Board, and screens and recommends director nominees to the full Board. When evaluating director nominees, the Board considers skills (such as an understanding of manufacturing, finance and capital allocation, and human capital management), international background and/or global operations experience, executive leadership experience, and ability to provide strategic insight and direction on the Company’s key initiatives. In addition to skills and experience, Board candidates are considered based upon various criteria, such as their personal integrity and judgment, global business and societal perspective, and concern for the long-term interests of our stockholders. To ensure that directors have sufficient time to dedicate to Board responsibilities, our Corporate Governance Guidelines provide that directors may not serve on more than three other public company boards and the Company’s CEO may not serve on more than one other public company board. Directors serving on the Company’s Audit Committee may not serve on more than two other public company audit committees.

Pursuant to ITW’s Corporate Governance Guidelines, a director may not stand for re-election after his or her 75th birthday, except in rare circumstances approved by the Board. The Committee believes it is important to replace skills that may be lost as directors approach retirement age and to identify skills to supplement existing board experience. After receiving recommendations for nominations from the Corporate Governance and Nominating Committee, the Board nominates or elects candidates for director.

Director Experience, Attributes and Skills

Other Public Company Board/Corporate Governance Experience	■	■		■	■	■		■	■	■	■	■
Executive Leadership	■	■	■	■	■	■	■	■	■	■		■
Global	■		■	■	■		■	■	■	■
Manufacturing & Operations			■		■		■	■	■	■
Finance/Capital Allocation	■	■		■	■	■	■	■	■	■	■	■
Risk Management	■	■	■	■	■	■	■	■	■	■	■	■
Human Capital Management	■	■	■	■	■	■	■	■	■	■		■
Corporate Responsibility/ Sustainability	■	■	■	■	■	■	■	■	■	■		■
Women		■		■								■
Racial/Ethnic Minorities			■				■

2025 PROXY STATEMENT	15

Proposal 1 - Election of Directors

Board Independence

Our Corporate Governance and Nominating Committee conducts an annual review and makes a recommendation to the full Board as to whether each of our directors meets the applicable independence standards of the NYSE. In accordance with the NYSE listing standards, our Board of Directors has adopted categorical standards for director independence, including heightened standards applicable to members of our Audit and Compensation Committees. A copy of the Company’s Categorical Standards for Director Independence is included in our Corporate Governance Guidelines that are posted on our website at: https://investor.itw.com. A director will not be considered independent unless the Board of Directors determines that the director has no material relationship with the Company (directly, or as a partner, stockholder or officer of an organization that has a material relationship with the Company).

The Board has determined that, other than E. Scott Santi and Christopher A. O'Herlihy, each of our current directors has no material relationship with the Company other than as a director and is independent within the meaning of the Company’s Categorical Standards for Director Independence and the listing standards of the NYSE. In making its independence determinations, the Board of Directors has broadly considered all relevant facts and circumstances including that: (1) Ms. Crown and Messrs. Henderson and Smith serve as directors of Northern Trust Corporation and its subsidiary, The Northern Trust Company, with which the Company has a commercial banking relationship; (2) Messrs. Brutto, Henderson and Lenny and Ms. Grier serve as directors of companies that have an existing customer or supplier relationship with the Company; and (3) Messrs. Ford and Irick are or were during 2024 officers of companies with which we conduct business. The Board has concluded that these relationships are not material within the standards set forth above and, therefore, do not impair the independence of these directors.

Director Candidate Selection Process

The Corporate Governance and Nominating Committee, or other members of the Board of Directors, may identify a need to add new members to the Board of Directors with specific skills or to fill a vacancy on the Board. At that time, the Corporate Governance and Nominating Committee would initiate a search, seeking input from Board members and senior management and, to the extent it deems appropriate, engaging a search firm. An initial qualified candidate or a slate of qualified candidates would be identified and presented to the Committee for its evaluation. Candidates whose skills, background and qualifications are deemed to be a good fit with the Board then meet with a number of individual directors and senior executives for further evaluation. The Committee would then seek full Board approval of the selected candidate(s).

Shareholder Nominations

Our by-laws permit any stockholder or group of up to 20 stockholders meeting certain ownership requirements to nominate a director candidate or candidates for inclusion in our proxy statement and form of proxy. For a description of the process for submitting a director candidate through the use of proxy access, see “Other Information—Submitting Proxy Proposals and Director Nominations for the 2026 Annual Meeting—How do I use proxy access to nominate a director candidate to be included in ITW’s 2026 Proxy Statement?” Our by-laws also permit stockholders to nominate directors for consideration at an annual meeting of stockholders without requiring that their nominees be included in our proxy statement and form of proxy. The Corporate Governance and Nominating Committee will consider a candidate who has been properly nominated pursuant to Article II, Section 10 of the Company’s by-laws by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by other sources, but the Committee has no obligation to recommend that candidate for nomination. For a description of the process for submitting a director candidate without proxy access, see “Other Information—Submitting Proxy Proposals and Director Nominations for the 2026 Annual Meeting—How do I nominate a director candidate who would not be included in ITW’s Proxy Statement?”

16

Corporate Governance

Board of Directors and its Committees

Board Leadership Structure

E. Scott Santi, Non-Executive Chairman

Pursuant to the Company’s Corporate Governance Guidelines, the Board examines whether the role of Chairman and CEO should be combined each time the Board elects a new CEO, and may determine to separate or combine the offices of Chairman and CEO at such other times as it deems appropriate. Both leadership structures have been used at different times.

The Board annually reviews its leadership structure as well as the composition and leadership of the Board Committees, and confirms or makes adjustments to Board leadership positions and Committee composition through annual Board action. Following Mr. Santi's retirement from the role of CEO effective January 1, 2024, the Board elected Christopher A. O'Herlihy as CEO and decided to again separate the roles of Chairman and CEO. The Board elected Mr. Santi as Non-Executive Chairman and believes that he is best positioned to lead the Board in its ongoing oversight of the Company's operation and strategy given his deep understanding of the Company's business model, culture and strategy.

Richard H. Lenny, Independent Lead Director

Since 2015, the Board has elected a strong independent director as Lead Director. The Board believes that this structure, which calls for a strong, independent and highly experienced lead director with well-defined responsibilities, along with the Company’s experienced and engaged independent directors, provide effective oversight of the Company’s management. The Board has annually elected Mr. Richard H. Lenny as Lead Director since 2020. Mr. Lenny is a highly experienced director who has held several board and management leadership roles and currently serves as Non-Executive Chairman of the Board of Conagra Brands, Inc. In conjunction with the Board’s role in overall strategy and succession planning as described below, Mr. Lenny actively engages with our Chairman and our CEO on such matters. Additionally, Mr. Lenny works closely with our Chairman and has direct input into meeting agendas that guide the Board in performing its oversight function, including with respect to the Company’s sustainability strategies, Board and executive succession, and Board evaluations.

In addition to the duties and responsibilities noted above, the Corporate Governance Guidelines state that the Lead Director will:

•
preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
•
act as a key liaison between the Chairman and the independent directors;
•
have the authority to call meetings of the independent directors, when necessary;
•
collaborate with the Chairman on meeting agendas for the Board;

•
communicate Board member feedback to the Chairman;
•
if requested by major stockholders, ensure that he or she is available for consultation and direct communication; and
•
perform such other duties as requested by the Board.

Board Committees

Our Board has established and delegated certain authorities and responsibilities to five committees: Audit, Compensation, Corporate Governance and Nominating, Finance and Executive committees. Under the terms of the respective charters, each member of the Audit, Compensation, and Corporate Governance and Nominating Committees must meet applicable New York Stock Exchange (NYSE) and SEC independence requirements. Each committee regularly reports its activities to the full Board of Directors.

2025 PROXY STATEMENT	17

Corporate Governance

Key Responsibilities

•
Responsible for the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the independence and performance of ITW’s independent registered public accounting firm, and the performance of the Company’s internal audit function.
•
Responsible for the oversight and engagement of our independent registered public accounting firm and assists the Board with respect to matters involving and overseeing accounting, financial reporting, and internal audit functions.
•
Annually reviews legal affairs, compliance program and environmental, safety and health matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies, as required by the Audit Committee charter.
•
Reviews and evaluates certain of our policies and practices with respect to risk assessment and risk management, including major financial risk exposures and steps taken by management to monitor and control such exposures.
•
Receives quarterly cybersecurity reports from management.

Additional information on the Audit Committee and its activities is set forth under “Audit Committee Report.”

Key Responsibilities

•
Establishes and oversees the Company’s executive compensation philosophy, programs and policies, including ensuring that executive compensation is aligned with Company and individual performance.
•
Recommends to the other independent directors compensation for the chief executive officer, reviews and, as appropriate, approves the chief executive officer’s recommendations regarding the compensation of our other executive officers, and makes recommendations regarding new incentive compensation and equity-based plans or amendments to any existing plans.
•
Reviews and evaluates risks arising from our compensation policies and practices and providing input to management on whether such policies and practices may have a material adverse effect on the Company.
•
The Committee may, in its discretion, form and delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In addition, the Committee may, in its discretion and subject to the requirements of applicable law, authorize one or more senior officers of the Company to act on its behalf.

Independent Compensation Consultant

Under its charter, the Compensation Committee may retain an independent compensation consultant or other advisors. In 2024, the Compensation Committee engaged Meridian Compensation Partners LLC (Meridian), an independent advisor to review the Company’s overall executive compensation program, review the peer group of companies used by the Compensation Committee for comparison purposes and assess our compensation governance process. Based on representations from Meridian and executive officers and directors of the Company, the Compensation Committee has determined that Meridian and their respective individual compensation advisors to the committee are independent. See “Compensation Discussion and Analysis—How We Make Compensation Decisions—Role of the Compensation Consultant.”

Additional information on the Compensation Committee, its activities, its relationship with its compensation consultant and the role of management in setting compensation is provided under “Compensation Discussion and Analysis.”

18

Corporate Governance

Key Responsibilities

•
Reviews qualification criteria for Board members and identifies, evaluates, and recommends director candidates.
•
Reviews and makes recommendations on matters of corporate governance and associated risks, and maintains and administers corporate governance guidelines.
•
Oversees the evaluations of the performance and procedures of the Board and individual directors.
•
Makes recommendations to the Board regarding Board size, Board Committee composition, and director independence.
•
Reviews other public company board service of directors to ensure they have sufficient time for Board responsibilities.
•
Oversees and makes recommendations to the independent directors regarding non-employee director compensation.
•
Reviews and makes recommendations to the Board with respect to shareholder proposals.
•
Reviews any director resignation tendered in accordance with the Corporate Governance Guidelines and makes recommendations to the Board as to acceptance, rejection or other action.

Key Responsibilities

•
Reviews, evaluates and recommends management’s proposals to the Board relating to the Company’s financings and dividend policy.
•
Periodically reviews and evaluates the Company’s capital structure and capital allocation strategy as well as risks arising from the Company’s treasury function.
•
Reviews and evaluates an annual summary of the funding and investment status of significant benefit plans sponsored by the Company globally.

Key Responsibilities

•
May act on behalf of the Board if a matter requires Board action between meetings of the full Board. The Executive Committee’s authority in certain matters is limited by law and our by-laws.

2025 PROXY STATEMENT	19

Corporate Governance

Meetings and Attendance; Executive Sessions

The Company’s Board of Directors met five times during 2024. Non-employee directors met five times in 2024 in regularly scheduled executive sessions in conjunction with the regular Board meetings. The Company strongly encourages its directors to attend all Board and committee meetings and the Annual Meeting of Stockholders. In 2024, all of the directors attended 100% of the meetings of the Board and the committees on which they served and the Annual Meeting of Stockholders.

Director Education and Orientation Program

The Company provides its new directors with extensive onboarding materials covering our corporate governance practices and policies, the ITW Business Model, ITW's Enterprise Strategy, financial performance, talent development, and sustainability strategy. New directors also have individual meetings with the Chairman, Lead Director, other Board members and senior executives. The Company provides directors with access to professional development training opportunities, including membership in the National Association of Corporate Directors.

Each year management and outside experts present to the Board on a variety of topics, including strategic planning, regulatory developments, cybersecurity, sustainability initiatives, and business updates on the operating segments. As part of their Board service, directors periodically visit ITW businesses in various locations, including international locations, to gain a deeper understanding of the ITW Business Model in practice, to meet members of management and other employees, and to learn about the Company’s operating segments.

Board Evaluations

The Board of Directors and the Audit, Compensation, Finance, and Corporate Governance and Nominating Committees conduct annual evaluations that assess the effectiveness, processes, skills, functions and other matters relevant to the Board as a whole or to the particular committee. Results of the evaluations are summarized and discussed at Board and committee meetings. In addition, the Board conducts a peer review evaluation led by our independent Lead Director, whereby each Board member evaluates the contributions of the other Board members, and each director receives feedback from this peer review from our independent Lead Director. The evaluation process provides the Board with actionable feedback to enhance its performance and effectiveness.

20

Corporate Governance

Board’s Role in Risk Oversight

ITW’s Board of Directors is responsible for providing oversight and strategic guidance to management to support the long-term interests of our stakeholders.

Board of Directors

•
The Board of Directors is responsible for the overall risk oversight of the Company with a focus on the most significant risks facing the Company.
•
The Board annually reviews enterprise risks with management and identifies key risks for ongoing assessment and mitigation. Regular updates on the key enterprise risks from the Company's business segments and corporate functions (and outside experts, as appropriate) are provided to the Board and/or Board Committees annually or more frequently.
•
Regular access to information provides the Board with opportunities to effectively exercise its oversight function and provide leadership and support to management in a challenging environment.

Audit Committee

•
The Board has delegated to the Audit Committee the responsibility to review and evaluate the Company’s overall financial and compliance risk policies and practices, including certain legal affairs, compliance program, cybersecurity and environmental, safety and health matters and related policies.

Compensation Committee

•
The Board has delegated to the Compensation Committee the responsibility to review and evaluate the risks arising from the Company’s compensation policies and practices.
•
The Compensation Committee also advises management on whether the Company’s compensation policies and practices may have a material adverse effect on the Company.

Corporate Governance and Nominating Committee

•
The Board has delegated to the Corporate Governance and Nominating Committee the responsibility to advise the Board on matters of corporate governance and associated risks.

Finance Committee

•
The Board has delegated to the Finance Committee the responsibility to review and evaluate the risks relating to financings, capital structure, pension obligations, and other treasury functions.

• In instances where a particular committee reviews certain risks, that committee reports on those risks to the full Board on a regular basis.

Management

•
The Board’s oversight process builds upon management’s annual enterprise risk assessment.
•
Company management presents on the enterprise risks, at least annually, at meetings of the Company’s Board and Board committees, providing them with an opportunity to discuss the risks and the Company’s risk mitigation processes.

2025 PROXY STATEMENT	21

Corporate Governance

Key Areas of Board Oversight

Board Oversight of Strategy

The Board has an active role in the Company’s overall strategy. Each year, the Board conducts a comprehensive, in-depth review of the Company’s long-term strategy and actively monitors and reviews management’s progress in executing it. The Board also conducts an annual review of the Company’s corporate governance practices. In addition, throughout the year the Board conducts individual segment strategy reviews with segment leadership.

Board Oversight of Cybersecurity

The Board annually reviews and evaluates the Company’s cybersecurity policies and practices with respect to risk management as well as steps taken by management to monitor and control related exposures. In addition, the Audit Committee receives quarterly cybersecurity reports from management and any additional reports as necessary and appropriate.

Board Oversight of Sustainability Strategy

The Board and management are committed to operating our business in a way that demonstrates our dedication to global environmental sustainability. The Board plays an active role in the oversight of ITW’s sustainability strategy, including environmental, social and governance matters. The Board receives periodic updates from management regarding the Company’s sustainability initiatives and progress, which may include discussions relating to sustainability risks, priorities and reporting, and annually reviews and approves the Company’s sustainability strategy. Additionally, Board committees may also review components of the sustainability strategy that fall within their purview.

Executive Succession Planning

The Board recognizes that one of its most important duties is to ensure continuity in the Company’s senior leadership by overseeing the development of executive talent and planning for the effective succession of the Company’s CEO and the executive leadership team. In order to ensure that the succession planning and leadership development process supports and enhances ITW’s strategic objectives, the CEO reports at least annually to the Board on the Company’s organizational needs, its leadership pipeline and the succession plans for critical leadership positions.

On an annual basis, the Board also conducts a detailed review of executive succession plans, in addition to addressing the Company’s talent management initiatives and discussing individuals who are considered potential future senior executives of the Company. Similarly, leadership development, including succession planning, is a top priority of the CEO and the senior executive team.

22

Corporate Governance

Shareholder Engagement

Shareholder Outreach Activities

We believe regular, proactive communications with our shareholders are in the long-term best interests of the Company.

How We Engage with Our Shareholders

Our investor communications and outreach typically include the following:

  Investor day meetings

  Quarterly earnings conference calls

  Investor conferences

  Shareholder meetings and calls throughout the year

  Annual sustainability-focused engagement

Topics We Discuss with Our Shareholders

We engage with our shareholders on topics including:

  Strategy

  Financial performance

  Capital allocation

  Environmental strategies and GHG emissions reduction targets

  Governance and board oversight

  Executive compensation, including termination pay

Throughout 2024, management representatives led numerous meetings on these topics and sought valuable feedback from our shareholders.

We regularly engage with shareholders holding more than a majority of our shares regarding environmental, social and governance topics, shareholder proposals and any other topics of interest to our shareholders, and we share feedback we receive from our shareholders with our Board.

In 2024, we received valuable inputs from our shareholders related to our progress in executing our sustainability strategy, including greenhouse gas emissions reduction strategies, goals and progress. We also received supportive feedback regarding the CEO transition, Board composition, the ITW employee experience, and our position regarding the shareholder proposal on ratification of executive termination pay.

Overall, the discussions were positive, with shareholders expressing strong support for the Company’s Board, current governance practices, and progress in executing our sustainability strategy.

How to Communicate with our Directors

Shareholders and other interested parties may communicate with any of our directors, including our independent Lead Director, or with the independent directors as a group by sending an e-mail to independentdirectors@itw.com or by writing to the independent directors as a group or to any of our directors c/o Illinois Tool Works Inc., 155 Harlem Avenue, Glenview, IL 60025, Attention: Secretary, with a designation on the outside of the envelope as a “Board Communication.” Relevant communications will be forwarded by the Secretary to the appropriate directors depending on the facts and circumstances outlined in the communication.

2025 PROXY STATEMENT	23

Corporate Governance

Other Governance Matters

Corporate Governance Policies and Code of Conduct

One of our core values is integrity, and we have long believed that strong corporate governance is important to assure that the Company is managed for the long-term benefit of its stockholders. Accordingly, we continuously review our corporate governance policies and practices not only for compliance with applicable laws, the rules and regulations of the SEC, and the listing standards of the NYSE, but also for strong corporate governance and social and environmental responsibility principles and standards of behavior.

•
Our Corporate Governance Guidelines provide a framework for the effective governance of the Company and address such matters as Board structure, Board governance and the respective responsibilities of the Chairman and the independent Lead Director.
•
Our Code of Conduct sets forth standards of conduct applicable to all employees and directors, and all relevant aspects of our Code of Conduct are also applied to our suppliers through our Supplier Code of Conduct.
•
Our Global Anti-Corruption Policy emphasizes the importance of complying with anti-corruption laws of all countries in which ITW and our divisions, subsidiaries, agents, consultants and affiliates operate.
•
Our Code of Ethics sets forth standards of ethical dealing, full and fair disclosure and compliance applicable to our CEO, CFO, and all key financial personnel.
•
Our Sustainability Report describes our sustainability strategy and our commitment to robust governance and ethics, our people, our communities and our environment and provides information about our goals and progress in these areas.

Each of the Audit, Compensation and Corporate Governance and Nominating Committees operate under written charters that have been approved by the full Board. Each Committee reviews its charter annually and recommends that the Board of Directors approve any changes. Our website (https://investor.itw.com) includes the charters of these committees, the Company’s Corporate Governance Guidelines, the Code of Conduct, the Global Anti-Corruption Policy, the Code of Ethics for the Chief Executive Officer and key financial and accounting personnel, and the Sustainability Report, none of which is incorporated herein by reference. Any amendments to or waivers of the Code of Ethics will be promptly posted on our website. Copies of these documents will be provided, without charge, upon request.

Certain Relationships and Related-Party Transactions

We review related-party transactions in accordance with our Code of Conduct, by-laws and Corporate Governance Guidelines, rather than a separate written policy. A related-party transaction is a transaction involving the Company and any of the following persons: a director, director nominee or executive officer of the Company; a holder of more than 5% of ITW common stock; or an immediate family member or person sharing the household of any of these persons.

The ITW Code of Conduct states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest. Our by-laws provide that no related-party transaction is void or voidable solely because a director has an interest if (1) the material facts are disclosed to or known by the Board of Directors and the transaction is approved by the disinterested directors or an appropriate Board committee comprised of disinterested directors, (2) the material facts are disclosed to or known by the stockholders and the transaction is approved by the stockholders, or (3) the transaction is fair to the Company as of the time it is approved. Our Corporate Governance Guidelines provide that the Board will apply established Categorical Standards for Director Independence in making its independence determinations. Under the standards, certain relationships between the Company and a director would preclude a director from being considered independent.

24

Corporate Governance

On an annual basis, each director, director nominee and executive officer completes a Directors’ and Officers’ Questionnaire, which requires disclosure of any transactions with the Company in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. The Corporate Governance and Nominating Committee reviews the results of these questionnaires and discusses any related-party transaction disclosed therein.

In addition, under its charter, the Audit Committee is responsible to conduct a reasonable prior review, and provide oversight, of all material related-party transactions for potential conflicts of interest and to approve such transactions only if it determines the transaction is consistent with the interests of the Company and its shareholders. In reviewing related-party transactions, the Audit Committee considers the factors set forth in our Code of Conduct, by-laws and Corporate Governance Guidelines, as well as other factors, including the Company’s rationale for entering into the transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to the Company as would be the case were the transaction entered into with a third party, and the potential for an actual or apparent conflict of interest. No member of the Audit Committee having an interest in a related-party transaction may participate in any decision regarding that transaction.

Insider Trading Policies and Procedures

We have adopted insider trading policies and procedures applicable to our directors, employees, contract workers and their immediate family members. Our Insider Trading Policy prohibits the buying or selling of a company’s securities while in possession of material nonpublic information concerning that company (whether ITW or another company). The policy also requires directors, officers and certain other employees to pre-clear transactions in Company securities and provides for trading blackout periods. In addition, the Company also follows processes for the repurchase of its securities. We believe that both the Insider Trading Policy and the processes applicable to the Company are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. The foregoing summary of our insider trading policies and procedures is not complete and is qualified by reference to our Insider Trading Policy, a copy of which is attached as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

2025 PROXY STATEMENT	25

Director Compensation

Our non-employee directors receive retainer-only compensation with no fees for attending meetings, which is an expected part of Board service. Our committee chairs, Lead Director and Non-Executive Chairman receive additional retainers for their service in these capacities, and all Board members receive an annual equity grant based on a fixed-value amount with immediate vesting that avoids entrenchment. Our directors’ compensation is compared to that of the same peer group of companies used for executive compensation comparisons.

The Corporate Governance and Nominating Committee annually reviews and makes recommendations to the Board regarding non-employee director compensation based on comparisons of financial performance and median compensation levels of our peer group. Based on the Committee's review and recommendation, the cash compensation for non-employee directors in 2024 remained unchanged from 2023 and the Board approved annual non-employee director stock grants equivalent in value to $185,000 and an additional annual stock grant equivalent in value to $250,000 for the Non-Executive Chairman. All stock grants were issued on May 3, 2024.

Annual Fees

The following chart shows the non-employee director compensation for 2024. Non-employee directors are given the opportunity to elect to receive all or a portion of their annual cash retainer, including chair and Lead Director fees, in an equivalent value of ITW common stock pursuant to our 2024 Long-Term Incentive Plan. The number of ITW shares to be issued to a director is determined by dividing the dollar amount of the fee subject to the election by the fair market value of ITW common stock on the date the fee otherwise would have been paid in cash.

Director Compensation Mix		Additional Annual Retainers

Annual Cash Retainer:	$140,000	Lead Director:	$45,000
		Non-Executive Chairman Annual Stock Grant:	$250,000

Annual Stock Grant:	$185,000	Committee Chairs:

		• Audit Committee • Compensation Committee • Corporate Governance and Nominating Committee • Finance Committee • Executive Committee	$25,000 $25,000 $20,000 $15,000 $5,000

Directors’ Deferred Fee Plan

Non-employee directors can defer receipt of all or a portion of their annual cash retainer, including chair and Lead Director fees, and/or stock grant until retirement or resignation. Deferred cash amounts are credited with interest quarterly at 120% of the applicable federal long-term rate for the quarter. Cash fees may be deferred as cash or ITW common stock. If a director elects to defer receipt of any ITW common stock to be received in lieu of a cash payment and/or any portion of his or her stock grant, the deferred shares are credited as stock units to an account in the director’s name. The account receives share-equivalent credit for cash dividends and is adjusted for stock dividends, splits, combinations or other changes in ITW common stock upon retirement, resignation or a corporate change (as defined in our 2024 Long-Term Incentive Plan), with any fractional shares paid in cash.

26

Director Compensation

ITW Common Stock Grant

The Company grants stock to its non-employee directors under our 2024 Long-Term Incentive Plan, which links this element of compensation to long-term performance. Under our director compensation program, non-employee directors serving in 2024 received an annual stock grant equivalent in value to approximately $185,000.

Director Compensation in Fiscal Year 2024

The following table summarizes the compensation for our non-employee directors who served during 2024.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(3)		All Other Compensation ($)(5)		Total ($)

Daniel J. Brutto	140,000		184,891		15,000		339,891
Susan Crown	145,000		184,891	(4)	15,000		344,891
Darrell L. Ford	140,000	(2)	184,891	(4)			324,891
Kelly J. Grier	140,000		184,891		15,000		339,891
James W. Griffith	140,000		184,891	(4)	6,060		330,951
Jay L. Henderson	165,000		184,891				349,891
Jaime Irick	128,077		184,891		15,000		327,968
Richard H. Lenny	210,000		184,891	(4)	15,000		409,891
E. Scott Santi	(6)		(6)		(6)		(6)
David B. Smith, Jr.	155,000	(7)	184,891		15,000		354,891
Pamela B. Strobel	160,000		184,891		16,410	(8)	361,301

(1)
Cash fees include the annual retainer, Lead Director fee and committee chair fees, as applicable.
(2)
100% of cash fees earned in 2024 were converted into 556 shares of ITW common stock and were deferred.
(3)
Each director serving in 2024 received an annual stock grant of 758 shares equivalent in value to approximately $185,000.
(4)
These directors elected to defer receipt of their entire stock grant.
(5)
Represents amounts paid by the Company to charitable organizations as part of the Company’s matching gift program, which is available to all employees and directors up to a maximum of $15,000 per year.
(6)
Mr. Santi retired as CEO of the Company effective January 1, 2024. He continued to serve as Chairman through March 1, 2024, after which he has served as Non-Executive Chairman. Because Mr. Santi is a named executive officer, the compensation he received as a non-executive director for March - December, 2024 is reflected in the Summary Compensation Table in this proxy statement.
(7)
100% of cash fees earned in 2024 were converted into 614 shares of ITW common stock.
(8)
A charitable organization designated by Ms. Strobel received an additional $1,410 for volunteer hours.

2025 PROXY STATEMENT	27

Executive Compensation

In accordance with the recommendation by the Board and the preference expressed by our stockholders at the 2023 Annual Meeting, the Company holds an advisory vote to approve executive compensation annually until the next advisory vote on the frequency of such advisory votes in 2029. The Company is seeking your advisory vote to approve executive compensation, as disclosed in the “Compensation Discussion and Analysis” section, the compensation tables and any related material disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. The Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation, but because your vote is advisory, it will not be binding on the Compensation Committee, the Board or the Company.

We believe that our executive compensation program is competitive and closely aligned with our strategic performance goals and the long-term interests of our stockholders. Our compensation program and structure are more fully described in the “Compensation Discussion and Analysis” and “NEO Compensation” sections of this proxy statement. We encourage you to closely review this information before voting on the compensation we paid to our NEOs in 2024.

We ask our stockholders to approve, on an advisory basis, the compensation of our NEOs by voting “FOR” the following resolution:

Resolved: that the compensation of the named executive officers of Illinois Tool Works Inc. (the Company) as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under “Compensation Discussion and Analysis,” in the Summary Compensation Table, the related compensation tables and the related narrative disclosures in the Company’s proxy statement for its 2025 Annual Meeting, is hereby approved.

28

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides detailed information about our 2024 compensation programs, policies, and practices, as well as the principles and philosophy utilized by the Compensation Committee (the Committee) regarding these programs for the named executive officers (NEOs) in the Summary Compensation Table. For 2024, our NEOs are:

•
Christopher A. O’Herlihy, President and Chief Executive Officer
•
Michael M. Larsen, Senior Vice President and Chief Financial Officer
•
Axel R.J. Beck, Executive Vice President
•
T. Kenneth Escoe, Executive Vice President
•
Mary K. Lawler, Senior Vice President and Chief Human Resources Officer
•
E. Scott Santi, Non-Executive Chairman (former Chief Executive Officer through December 31, 2023 and former Executive Chairman through March 1, 2024)*

Executive Compensation Table of Contents

Compensation Discussion and Analysis	29	NEO Compensation	45
Executive Overview	30	Summary Compensation Table	45
Executive Compensation Highlights	35	Grants of Plan-Based Awards	47
How We Make Compensation Decisions	37	Long-Standing Practices Regarding Stock Option Grants	48
Components of the 2024 Executive		Outstanding Equity Awards at Fiscal Year-End 2024	49
Compensation Program	38	Option Exercises and Stock Vested	50
Base Salary	38	Pension Benefits	50
Annual Executive Incentive Plan	39	ITW Retirement Plans	51
Long-Term Incentives	40	Potential Payments upon Termination	54
Compensation Governance Practices and Policies	42	Summary of Termination and
		Change-in-Control Provisions	56
		Termination and Change-in-Control
		Payments and Benefits	57
		Compensation Committee Report	60

* The compensation disclosed herein for Mr. Santi was provided to him in the normal course of his employment. Mr. Santi received no special payments in connection with his retirement as Chief Executive Officer and his transition to Non-Executive Chairman in March 2024.

2025 PROXY STATEMENT	29

Compensation Discussion and Analysis

Executive Overview

Our Business Model

The ITW Business Model is the core source of our competitive advantage as a company. It drives our ability to win with customers and deliver differentiated returns for our shareholders. It is a powerful and proprietary set of strategic, operational, and cultural practices that have been in a state of continual development and evolution inside the Company for over 30 years.

In late 2012, we launched our Enterprise Strategy with the explicit goal of positioning ITW to deliver solid growth with best-in-class margins and returns by focusing the entire Company on utilizing our highly differentiated and proprietary ITW Business Model to its full potential.

ITW’s Long-term Enterprise Strategy

Leveraging ITW's Powerful Business Model Has Yielded Best-in-Class Performance

When we launched our Enterprise Strategy in 2012, our simple idea was to focus the entire Company on leveraging what we believed at the time to be a very powerful but significantly underutilized ITW Business Model to its full potential. Over the last twelve years, through the continuing evolution and execution of our Enterprise Strategy framework, we have demonstrated that ITW has the most powerful and competitive business model in the industrial arena. During this time, ITW’s operating margin has increased from 15.9 percent to 26.8 percent and After-tax Return on Average Invested Capital (After-tax ROIC)** has increased from 14.5 percent to 31.2 percent. Over this same period, we have grown Earnings Per Share (EPS) by a compound annual rate of 11 percent, the Company’s market capitalization has more than tripled, we paid out $14 billion in dividends and total shareholder returns were 449% vs. 433% for ITW’s proxy peer group and 415% for the S&P 500.

Operating Margin	After-tax ROIC**	Earnings Per Share (diluted)	Market Capitalization****

* As reported in the Company’s 2012 Form 10-K.

** After-tax ROIC and 2012 adjusted EPS are non-GAAP measures. See Appendix A for information regarding these non-GAAP measures.

*** As reported in the Company’s 2013 Form 10-K.

**** As of January 1, 2012 and December 31, 2024.

30

Compensation Discussion and Analysis

2024: Another Year of Record Financial Performance

In 2024, we continued to leverage the strength and resilience of our proprietary business model and high-quality diversified portfolio to deliver another year of strong operational and financial performance. As a result of the collective efforts of the ITW team around the world, we achieved the following 2024 financial performance highlights:

•
Revenue of $15.9B, organic revenue ~flat excluding strategic Product Line Simplification
•
Record operating income of $4.3B, +6%
•
Peer group best-in-class After-tax ROIC1 of 31.2%, an increase of 80 basis points
•
Peer group best-in-class operating margin of 26.8%, an increase of 170 basis points
•
GAAP EPS of $11.71, an increase of 20% ($10.15, excluding one-time items2)
•
$3.2B returned to shareholders, annual dividend increase of 7% (raised for the 61st consecutive year)
•
Customer-Back Innovation Yield3 doubled to 2.0%, vs. approximately 1% pre-COVID

After-tax ROIC[1]	Operating Margin

Earnings Per Share (diluted)	Annual Dividend per Share

1
After-tax ROIC is a non-GAAP measure. See Appendix A for information regarding this and other non-GAAP measures.
2
2022 EPS of $9.17 excludes net gains of $0.60 from two divestitures in Q4 2022, as these gains were excluded from 2022 operating results in determining long-term incentive award payouts. 2024 EPS of $10.15 excludes $0.30 from the LIFO accounting method change in Q1 2024 and $1.26 from the Wilsonart transaction in Q3 2024 as these gains were excluded from 2024 operating results in determining long-term incentive award payouts. See Appendix A for information regarding this and other non-GAAP measures.
3
Customer-Back Innovation Yield is year-over-year increase in revenue generated by a new product or service that provides an increase to customer value as compared to existing available products.

We delivered these results while continuing to fully fund projects to accelerate above-market organic growth and sustain productivity in our highly profitable core businesses.

2025 PROXY STATEMENT	31

Compensation Discussion and Analysis

The Next Phase of Our Enterprise Strategy Through 2030

In the Next Phase of the Company’s evolution, the ITW Business Model and the Enterprise Strategy framework will continue to be as formidable of a competitive advantage and performance differentiator as it has been over the last decade, if not more so. Volatility, risk, and the pace of change in the global operating environment will continue to increase. Our decentralized entrepreneurial culture allows us to be a fast adaptor – to read, react, respond, and evolve. Our ability to consistently execute and invest through the business cycle is a defining competitive advantage for the Company.

Throughout our Next Phase, our key strategic priority is to make above-market organic growth, fueled by Customer-Back Innovation ("CBI"), a defining ITW strength on par with our world-class financial performance and operational capabilities. We are also committed to attracting, developing and retaining great ITW leaders and talent, which will be a key enabler to delivering superior results. As we do this, we will sustain the foundational strengths we have built over the past decade, including high-quality ITW Business Model practice across the company.

We believe that Customer-Back Innovation will be the most impactful driver to achieve high-quality organic growth through the cycle. To be successful, our divisions will use the newly developed CBI Framework and continue to invest time and effort to establish trusted problem solver relationships with key customers so they can effectively invent solutions that address their customers' most critical pain points or tackle their biggest growth opportunities. Contributions from CBI, coupled with underlying market growth and share gains, are how the Company intends to achieve its high-quality organic growth.

2030 Performance Goals

How We Align Executive Compensation with Our Long-Term Enterprise Strategy

The independent members of our Board of Directors and Compensation Committee (the "Committee") are responsible for aligning executive incentives with the Company’s strategy and the best interests of our stockholders. The Board believes that the Company has a strong track record of thoughtful and diligent governance and execution with respect to aligning executive incentives, as evidenced by our stockholders’ overwhelming and continuing support for our annual advisory vote on executive compensation.

The Committee uses our long-term Enterprise Strategy as a framework to guide our executive compensation decisions. Our programs are designed to be highly performance-oriented, with rigorous financial goals to reward our executives for best-in-class performance. We regularly review our annual and long-term incentive plan metrics to ensure ongoing alignment with the strategy’s initiatives and performance objectives.

We currently link 50 percent of our executives’ target long-term incentive opportunity to performance awards which consisted of share-based units and cash, with three performance goals: three-year average (i) Operating Margin, (ii) After-tax ROIC, and (iii) EPS growth. The remaining 50 percent of our target long-term incentive opportunity consisted of stock option awards that only provide compensation value as our stock price increases. Notably, we do not provide any time-vested full value equity awards (i.e. restricted stock units) to our NEOs.

32

Compensation Discussion and Analysis

ITW’s Focus on Performance-Based Compensation in 2024

Variable pay makes up a substantial portion of CEO and NEO compensation, as illustrated in the graphs below. We believe that the mix of incentives in our executive compensation plans continues to support the achievement of the current phase of our strategy. For 2024, the mix of compensation for our CEO and NEOs was:

CEO

Other Current NEOs

Note: The charts above reflect total compensation awarded to the CEO and other NEOs (excluding Mr. Santi) in 2024, which is the sum of base salary, target EIP and the grant date fair value of long-term cash and equity incentives.

The metrics in our annual and long-term incentive plans are designed to reward superior Company and business segment performance. The following table shows the financial performance metrics for the current NEOs used in the Company’s 2024 Executive Incentive Plan (EIP) and 2024-2026 Performance Share Units (PSUs) and Performance Cash awards granted under the long-term incentive plan.

Plan	Performance Measure	Weight
2024 Executive Incentive Plan	Organic Revenue Growth	40%
	Operating Income Growth	60%
2024-2026 Performance Share Units & Long-term Performance Cash	Operating Margin	33.33%
	After-tax ROIC	33.33%
	EPS Growth	33.33%

2025 PROXY STATEMENT	33

Compensation Discussion and Analysis

Long-Term Incentive Award Changes for 2025

The Committee regularly reviews our compensation programs and practices to ensure market-competitiveness and alignment with stockholder interests. Based on the Committee’s ongoing review, the Committee recently approved eliminating the cash portion of the performance awards and, instead, will now make the performance awards payable solely as stock units. This change will be effective with the long-term incentive awards issued in February 2025 and will be denominated in stock-based awards with 50% PSUs and 50% stock options (this portion of the long-term incentive award remains unchanged). This updated mix of long-term incentive awards supports ITW's pay-for-performance compensation philosophy, and ensures our executives’ continued close alignment with stockholders through the Next Phase of ITW’s Enterprise Strategy.

2024 LTI MIX	2025 LTI MIX

Additionally, to further support the Next Phase of the Enterprise Strategy with our increased focus on organic growth through Customer-Back Innovation, the Committee approved the addition of CBI Yield as a fourth performance metric for the 2025-2027 PSUs. CBI Yield is year-over-year increase in revenue generated by a new product or service that provides an increase to customer value as compared to existing available products. This metric will be equally weighted with the current performance metrics as noted in the chart below.

2024 LTI PERFORMANCE METRICS	2025 LTI PERFORMANCE METRICS

33.33%
33.33%
33.33%
EPS Growth
Operating Margin
ROIC

34

Compensation Discussion and Analysis

Executive Compensation Highlights

Compensation Philosophy

Philosophy	Key Components

Our executive compensation philosophy is designed to deliver competitive total compensation upon the achievement of our strategic objectives, which will attract, motivate and retain leaders who drive the creation of long-term stockholder value.

Target total compensation is based on the median of our peer group and other relevant external market data. Actual compensation is determined by achievement of results based on our goals aligned with ITW’s strategy.

Individual executive compensation is then established based on an executive’s scope of responsibility, impact on profitable growth, individual performance and breadth of experience.

Pay-for-performance through short- and long-term incentives links compensation to Company and business segment performance. This “pay-at-risk” aligns executive interests with those of our stockholders to help promote the short- and long-term growth of ITW.

Compensation Objectives

We emphasize a total compensation approach in establishing individual executive compensation levels with each component of compensation serving a specific purpose. In addition to paying a competitive base salary, we use a mix of different performance-based components of compensation that reward different aspects of Company, business segment, and individual performance. Our 2024 executive compensation program consisted of both fixed (base salary) and variable (annual cash incentives and long-term incentive compensation) components, as illustrated below:

Compensation Component
	CEO	Other Current NEOs	Form	Objective
Base Salary			Cash	• Offer competitive pay levels to attract and retain highly qualified leaders • Reflective of individual performance, experience and scope of responsibility

Annual Executive Incentive Plan			Cash	• Motivate executives to achieve annual Company and business segment performance goals

Performance Cash			Cash	• Reward executives for delivering on the long-term performance goals aligned with the Company’s strategy and creating long-term stockholder value

Performance Share Units (PSUs)			Equity

Stock Options			Equity

2025 PROXY STATEMENT	35

Compensation Discussion and Analysis

Ongoing Best Practices

We regularly review and refine our executive compensation programs to ensure they continue to address practices and policies that are aligned with our pay-for-performance philosophy and the interests of our stockholders. In this regard, our 2024 compensation program reflects the following:

What We Do	What We Don’t Do

Pay for Performance: Our current NEOs’ average total target compensation is 80% performance based.

Robust Stock Ownership Guidelines: We have stock ownership guidelines of 6 x salary for CEO, 3 x salary for Executive Vice Presidents and CFO, and 2 x salary for Senior Vice Presidents. Executives must retain the net after-tax shares of vested or exercised awards if an executive does not meet the guidelines within five years.

Annual “Say on Pay” Vote: We hold an annual advisory vote for our stockholders to review and approve our executive compensation programs.

Independent Compensation Consultant: The Committee: (1) engages an independent compensation consultant who advises the Committee on regulatory and other current trends and key developments in executive compensation and (2) reassesses its consultant’s independence annually.

Annual CEO and NEO Performance Review: The Committee conducts an annual review of the performance of the CEO, as well as the other executive officers.

Annual Review of Compensation Programs: The Committee, with input from its independent compensation consultant, conducts an annual review of our executive compensation programs, considering business strategies, best practices and good governance.

Clawback Policy: Our Compensation Recovery Policy, updated in 2023, provides for the mandatory reimbursement of incentives if a material financial restatement is required, whether or not based on misconduct, and equity forfeiture provisions for violations of restrictive covenants and certain misconduct whether or not related to restatement.

Annual Compensation Risk Assessment: Each year we perform an assessment of risks that could result from our executive compensation practices.

Employment Agreements: We do not provide U.S.-based executive officers with employment agreements.

Tax Gross-ups: We do not provide tax gross-ups as part of our change-in-control agreements.

Repricing: We do not allow share repricing within our stock option plan.

Hedging/Pledging of Company Equity Securities: We prohibit executive officers and directors from engaging in any transaction that is designed to hedge or offset a decrease in the market value of ITW common stock and from pledging ITW equity securities.

Dividends on Unvested Equity Awards: Dividends accrued on unvested equity awards, including restricted stock units and performance share units, are not paid unless the awards vest.

Single-Trigger Change-In-Control Vesting/Benefits: We do not allow immediate vesting of equity awards that are continued or replaced upon a change-in-control; all such awards allow only double-trigger vesting (change-in-control and termination).

Say on Pay Advisory Voting Results

In 2022, 2023, and 2024, 93.4 percent, 93.1 percent, and 93.9 percent, respectively, of votes cast by stockholders approved the compensation of our NEOs. The Committee believes these favorable votes confirm the pay of our NEOs is appropriately aligned with the performance of the Company and the interests of our stockholders.

36

Compensation Discussion and Analysis

How We Make Compensation Decisions

Role of the Compensation Committee

The Committee conducts an annual review of ITW’s practices and the compensation of our executive officers to ensure:
•
The components of the total compensation package are aligned with the market to attract and retain the caliber of talent required to deliver on our business strategies;
•
Compensation decisions are appropriately differentiated to reflect the contributions of our highest performers; and
•
Our incentive plans drive performance aligned with our strategy and the Company’s culture and values.

In making its executive compensation decisions and recommendations, the Committee is guided by the following factors:

•
Our compensation philosophy;
•
Compensation comparisons from a peer group of diversified multinational industrial companies with similar size, value, and complexity; and
•
Our executives' contribution to our short- and long-term goals based on profitable growth and strong returns on capital.

See “Board of Directors and its Committees—Compensation Committee” under “Proposal 1—Election of Directors” for more information about the function of the Committee.

Role of the Compensation Consultant

The Committee has engaged an independent advisor, Meridian Compensation Partners LLC ("Meridian"). The Committee's consultant works directly on its behalf and in cooperation with management to review ITW’s executive compensation programs, confirm appropriateness of our peer companies, and assess our compensation governance processes. In 2024, Meridian conducted a marketplace review of the compensation we pay to our executive officers. Meridian provided the Committee with relevant market data, including a review of our pay and performance and that of our peers, reviewed the peer companies we use for comparison purposes, and benchmarked our compensation against our peer companies. Meridian also assisted the Committee with its assessment of compensation-related risk.

With respect to CEO compensation, on an annual basis, the Company's consultant provides an independent recommendation to the Committee for its consideration. In developing its recommendation, the consultant relies on its understanding of ITW’s business, strategy and compensation programs, as well as their own independent research and analysis including ITW’s peer group. The consultant does not meet with the CEO with respect to his compensation.

Peer Companies

The Committee has identified a group of comparable companies, which we refer to as the peer group, to benchmark executive compensation and provide competitive market data to be used in establishing and recommending each component of compensation. The peer group is reviewed annually by the Committee with assistance from its independent compensation consultant.

In 2024, the Committee utilized market data from the peer group's public disclosures, as well as a custom survey consisting of the peers below, as provided by Aon plc, a global provider of compensation data.

In connection with its annual review in 2024, the Committee determined that no changes to the peer group were warranted.

2025 PROXY STATEMENT	37

Compensation Discussion and Analysis

Peer Group Selection Criteria:	2024 Peer Group

•
U.S. publicly traded companies from ITW’s same and related industries, identified based on Standard & Poor’s Global Industry Classification Standard (GICS) codes;
•
Companies with one-fourth to four times our revenue and market capitalization with broadly similar businesses and pay models;
•
Companies that compete for the same customers with similar products and/or services; and
•
Companies with whom we may compete for executive talent.
3M Company Caterpillar Inc. Cummins Inc. Deere & Company Dover Corporation Eaton Corporation plc Ecolab Inc. Emerson Electric Co. Fortive Corporation

General Dynamics Corporation

Honeywell International Inc.

Johnson Controls International plc

Parker-Hannifin Corporation

PPG Industries, Inc.

Rockwell Automation, Inc.

Stanley Black & Decker, Inc.

Trane Technologies plc

The median revenue of the peer group was $19.8 billion based on the twelve-month average of reported financial results through May 31, 2024, and the median market capitalization was $64.1 billion as of May 31, 2024, versus $16.1 billion and $72.4 billion, respectively, for ITW.

The nature of our decentralized and diverse lines of business presents challenges in identifying similar organizations for comparison purposes; however, we believe that the selected peer group provides relevant comparisons.

Compensation Decisions and Individual Compensation Levels

On an annual basis, the CEO reviews the total compensation of the other NEOs and makes recommendations to the Committee based on his assessment of each executive’s individual performance and peer group compensation information. The Committee makes recommendations to the independent directors regarding the CEO’s compensation based on an assessment of the CEO’s performance and peer group compensation information. There are no material differences in the policies and decision processes used in setting compensation for the CEO and the other NEOs. However, the different levels of compensation for the NEOs, as shown in the Summary Compensation Table of this proxy statement, reflect internal factors such as each executive’s scope of responsibility, performance, impact on profitable growth and breadth of experience, as well as compensation data from the peer group.

Components of the 2024 Executive Compensation Program

Base Salary

In determining base salary, the CEO and the Committee consider the size and scope of the executive officers’ responsibilities, experience, performance, market data and the median base salary of similar positions at our peer group companies. The Committee believes that median base salary is an appropriate general reference point to use for encouraging solid performance. Base salaries are reviewed annually, and adjustments are intended to recognize performance and contributions over the prior year, as well as any significant changes in duties or scope of responsibility.

For 2024, the Committee recommended a base salary of $1,300,000 for Mr. O'Herlihy in connection with his January 1, 2024 appointment as President & CEO, which was approved by the Board’s independent directors. For the other NEOs, the Committee approved recommended base pay merit increases ranging from 3 to 3.5 percent. Mr. Santi received no base salary increase for 2024 as he transitioned into the Executive Chairman role.

38

Compensation Discussion and Analysis

Annual Executive Incentive Plan

We believe that executives generally should be rewarded for their contributions to the overall financial success measured by income and organic growth of the Company as a whole, and, if applicable, the business segment he or she leads. Achieving our annual financial objectives is important to executing on our current strategic objectives and delivering long-term value to stockholders. The Committee determines and approves the performance results and awards for the NEOs and recommends the CEO’s annual incentive award amount for approval by the independent directors of the full Board.

The Company provides annual incentive award opportunities to the NEOs through the annual Executive Incentive Plan (EIP). The Committee determined each NEO’s 2024 award target based on responsibilities, experience, performance, market data and the median target incentive opportunity of similar positions at our peer group companies. Based on achieved results against performance goals, an NEO may earn between zero percent and 200% of his or her award target.

For 2024, the Committee approved the following performance metrics and weightings:

Messrs. O’Herlihy, Larsen, Santi, and Ms. Lawler

Messrs. Beck and Escoe

The financial measures were recommended by management and approved by the Committee at the start of the performance year. While the Committee has the discretion to make adjustments in the calculation of financial performance to eliminate factors beyond the control of management and/or to eliminate possible disincentives to act in the long-term best interests of the Company, the Committee made no adjustments to the 2024 EIP payouts.

2024 EIP Financial Measures

For 2024, executive officers were eligible to earn a payment according to the performance scales below.

2024 EIP Company Financial Targets

	Operating Income Growth vs. Prior Year	Operating Income Growth Payout (as a % of Target)	Organic Revenue Growth	Organic Revenue Payout (as a % of Target)

Maximum	116%	200%	5.0%	200%

Target	106%	100%	2.0%	100%

Threshold	85%	50%	0.0%	0%

The following table shows the actual goal achievement for the enterprise (weighted 60 percent on Operating Income Growth and 40 percent on Organic Revenue Growth):

2025 PROXY STATEMENT	39

Compensation Discussion and Analysis

2024 EIP Company Performance Results

Operating Income Growth vs. Prior Year(1)(2)				Organic Revenue Growth(1)

2023	2024	Achievement Percent	Payout Percent	2023	2024	Achievement Percent	Payout Percent	Total Payout Percent

$4.0B	$4.2B	103.6%	94.2%	$16.1B	$16.0B	-0.7%	0.0%	56.5%

(1)
Calculated on a constant currency basis.
(2)
2024 excludes operating income of $117 million related to the LIFO accounting method change in the first quarter of 2024.

2024 EIP Total Payouts

The total payouts to the NEOs for Company performance results were 56.5% of the target award level. The chart below shows the final payout percent for each NEO (including Messrs. Beck and Escoe, whose payout percents differ since they were based 50% on Company performance and 50% on segment performance).

Named Executive Officer	Award Target (as a % of Base Salary)	Final 2024 Salary	Total Payout Percent	Total Payout Amount(3)(4)

Christopher A. O'Herlihy	150%	$1,300,000	56.5%	$1,102,140
Michael M. Larsen	110%	$946,503	56.5%	$588,460
Axel R.J. Beck(1)(2)	90%	$618,918	54.4%	$303,134
T. Kenneth Escoe(1)	90%	$553,810	128.3%	$639,285
Mary K. Lawler	80%	$650,146	56.5%	$293,970
E. Scott Santi(3)	27%	$1,400,000	56.5%	$211,008

(1)
50% of the total payout percent for Messrs. Beck and Escoe is based on their respective business segment’s results (52.3% and 200.0% of target, respectively) and the other 50% is based on total Company results. Performance targets and payouts for the business segments were determined in a similar manner as overall Company performance targets and payouts.
(2)
Mr. Beck’s salary and EIP payout were paid in his home country currency of Euros (EUR) and have been converted to U.S. Dollars (USD) based on the average daily exchange rate for fiscal year 2024 of 1.0819 (EUR to USD).
(3)
Mr. Santi's award payout was pro-rated based on his March 1, 2024 retirement date.
(4)
These amounts are included in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.” The award payout is calculated as a percent of base salary.

Long-Term Incentives

The value of the overall long-term incentive award for the CEO is determined by the Committee, subject to approval by the independent directors of the full Board of Directors. Awards to the other NEOs are recommended by the CEO to the Committee for approval.

The key factors in determining the awards are the executive’s position, performance, potential to contribute to the long-term success of the Company, breadth of experience, and prior awards. In addition, although we generally do not establish any specific target or prescribed value in relation to the peer group, comparisons are made to long-term incentive levels in the peer group and market compensation data.

Long-Term Incentive Philosophy

We believe that ensuring the long-term growth and profitability of the business is a primary management responsibility. Therefore, a significant portion of an executive officer’s compensation should be directly linked to key financial performance measures that consider the long-term perspective, such as Operating Margin, After-tax ROIC, EPS and ITW’s share price over time.

	Stock Options	PSU	Performance Cash
LTI Mix

In 2024, the value of the NEOs’ (excluding Mr. Santi) long-term incentive awards consisted of 50% in the form of stock options, 25% in the form of PSUs and 25% in the form of Performance Cash awards. We believe that stock options are an effective

40

Compensation Discussion and Analysis

incentive because they directly align the interest of the executives with those of our stockholders. Similarly, we believe the performance awards are effective because they incent executive leaders to achieve key long-term financial goals. Stock options are combined with performance-based awards to closely align the realized value of long-term incentives with the financial performance objectives of the Company’s strategy and total shareholder return.

The Committee has established specific vesting and expiration provisions associated with termination of employment due to death, disability and retirement, as defined in the applicable awards, and forfeiture provisions upon other termination of employment. The Committee, in its sole discretion, may deem a long-term incentive award, whether vested or unvested, to be immediately forfeited if the recipient competes with the Company, engages in misconduct or conduct that is against the business interests of the Company, or divulges confidential information about the Company to others.

2024 Stock Option Awards

The 2024 stock options vest in equal installments over a four-year period ending in 2028. Stock options are awarded with an exercise price equal to the fair market value of the common stock on the date of grant and normally expire ten years after the award date. The Committee awards non-qualified stock options because it believes that the tax benefits to the Company from non-qualified stock options outweigh the potential tax benefits to the NEOs from incentive stock options.

2024-2026 Performance Share Units and Performance Cash Awards

The PSUs and Performance Cash awards vest three years from the date of grant, subject to the Committee's certification of the achievement of the performance goals set at the beginning of the performance period. PSUs are awarded based on the fair market value of one share of ITW common stock on the date of the award. Dividend equivalents are accrued and added in the form of units to the original PSU awards as reinvested dividends. These reinvested dividends are paid only on PSUs earned at the end of the performance period.

The goals for the 2024 PSUs and Performance Cash awards are equally weighted and based on three-year average operating margin, After-tax ROIC and EPS growth. The payout range is 50 percent to 200 percent of the target award for threshold to maximum performance. Performance below threshold results in no payout for the weighted portion for that metric. The payout at the end of the performance period will be based on the following payout scale:

	Operating Margin	After-tax ROIC	EPS Growth	Payout (as a % of Target)

Maximum	27%	27%	12%	200%
Target	25%	25%	9%	100%
Threshold	20%	20%	4%	50%

Notes:

•
Interpolation is used for measuring achievement between threshold and target and between target and maximum.
•
After-tax ROIC and EPS Growth were calculated using an effective tax rate of 23.5% for each of the years in the performance period.

2022-2024 Performance Share Units and Performance Cash Awards Payout

In 2022, executives were awarded PSUs and Performance Cash awards with a three-year performance period from January 1, 2022 to December 31, 2024. The awards had incorporated the same financial metrics (Operating Margin, After-tax ROIC, and EPS Growth) and weightings as the 2024-2026 performance awards noted above. The table below details the performance and associated payouts of the 2022-2024 PSU and Performance Cash awards:

2025 PROXY STATEMENT	41

Compensation Discussion and Analysis

	Long-Term Performance Results				Performance Scale and Payout

Metrics (Weighting)	FY 2022	FY 2023	FY 2024	3 Year Average	Threshold 50% of Target	Target 100% of Target	Maximum 200% of Target	Payout % of Target

Operating Margin (1/3rd)	23.8%	25.1%	26.1%	25.0%	20.0%	24.0%	26.0%	150.0%
After-tax ROIC (1/3rd)(1)	28.9%	30.3%	30.4%	29.9%	20.0%	25.0%	27.0%	200.0%
EPS Growth (1/3rd)(1)(2)	11.7%	7.2%	5.1%	8.0%	4.0%	9.0%	12.0%	90.0%

Total Payout % of Target:								146.7%

(1)
After-tax ROIC and EPS Growth were calculated using an effective tax rate of 23.5% for each of the years in the performance period.
(2)
2022 EPS excludes the net impact of gains of $0.60 from two divestitures in the fourth quarter of 2022. 2024 EPS excludes the $0.30 favorable impact related to the LIFO accounting method change in the first quarter of 2024 and the $1.26 net gain related to the Wilsonart transaction in the third quarter of 2024.

Timing of Long-Term Incentive Awards

The Committee meets in February of each year following the Company’s public release of its earnings results for the most recently completed fiscal year to review and approve long-term incentive awards for the executive officers. Long-term awards are made in compliance with the Long-Term Incentive Plan, including the requirement that stock options may not be awarded with an exercise price less than 100 percent of the fair market value of ITW’s common stock on the date of grant. The exercise price of the awards is based on the closing price of ITW’s stock on the date of award. We do not time award grant dates for the purpose of enhancing the value of executive compensation. See the "Long-Standing Practices Regarding Stock Option Grants" section below for additional detail on our granting practices related to stock options.

Benefits and Perquisites

Our NEOs participate in the same health, disability, life insurance, and retirement benefit plans and programs provided to the Company’s U.S.-based non-union employees, other than Mr. Beck who is based in Germany. Our executive officers are offered the opportunity to participate in a comprehensive annual physical paid by the Company, which is an extension of our Company's wellness program that encourages healthy lifestyles and preventative medical care. The Company also offers financial counseling and optional tax preparation services for select executives, and occasionally offers the use of tickets to sporting events (there is no incremental expense to the Company for these tickets). Additionally, Mr. Beck is provided a company-leased vehicle, consistent with market practices in his home country of Germany. ITW’s perquisites are consistent with market practices and do not comprise a substantive element of our compensation programs.

Compensation Governance Practices and Policies

Stock Ownership Guidelines

We believe that stock ownership is important because it aligns the interests of our management and directors with those of our stockholders and mitigates compensation-related risk. Because of the importance of stock ownership, the Board of Directors and the Committee have adopted stock ownership guidelines for executive officers and directors. The guidelines for stock ownership as a multiple of executive officers’ base salaries and of directors’ annual cash retainers are as follows:

Title	Guideline
Chief Executive Officer	6 times salary
Executive Vice Presidents and Chief Financial Officer	3 times salary
Senior Vice Presidents	2 times salary
Non-employee Directors	5 times annual cash retainer

42

Compensation Discussion and Analysis

If the applicable ownership guideline is not met within the five-year time period, the covered executive officer or non-employee director must retain 100% of the net after-tax shares received from the vesting or any subsequent exercise of awards until the ownership guidelines are met. The achievement of these guidelines is reviewed annually. The Board of Directors believes that its stock ownership guidelines are appropriate, reasonable and attainable given the responsibilities and compensation levels of our executive officers and directors.

All executive officers and directors who have been in their positions for five or more years have met or exceeded the applicable stock ownership guidelines.

Hedging and Anti-Pledging Policy

Pursuant to the Company’s Hedging and Anti-Pledging Policy, all employees (including executive officers) and directors who receive equity-based awards from the Company are prohibited from trading ITW options or engaging in short sales of ITW stock. In addition, all executive officers and directors and their designees are prohibited from purchasing or selling any financial instrument or otherwise engaging in any transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of ITW equity securities. In addition, since April 2013, our executive officers and directors have been prohibited from pledging ITW stock, and all pledged shares are excluded from ownership for purposes of our stock ownership guidelines.

Compensation Recovery Policy

In 2010, we adopted a compensation recovery policy (the “2010 Clawback Policy”) that covered our current and former officers subject to Section 16 of the Securities Exchange Act of 1934 (“Section 16”). Under the 2010 Clawback Policy, if there was a financial restatement, certain cash- and equity-based incentive compensation received would be subject to repayment, in the Compensation Committee’s discretion, to the extent it was based on the erroneous financial results.

In 2023, we adopted an updated compensation recovery policy (the “2023 Clawback Policy”) intended to comply with applicable SEC and New York Stock Exchange rules, which also covers our current and former Section 16 officers. Under the 2023 Clawback Policy, if there is a restatement of our financial results, certain incentive-based compensation paid or awarded within three years will be subject to mandatory repayment (with limited exceptions) if the amount of such compensation was based upon the achievement of restated financial results. The Company cannot indemnify any Section 16 officer against such repayment.

In addition, forfeiture provisions in the terms of awards under our equity incentive plan provide flexibility to cancel outstanding grants for violation of non-compete and confidentiality restrictive covenants, and for engaging in misconduct or conduct that is against the business interests of the Company.

2024 Risk Assessment

The Committee, together with management and the Committee's independent consultant, Meridian, annually considers potential risks when reviewing our compensation program for all employees, including our executive officers. Based on this assessment, the Committee concluded that our 2024 compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, the Committee reviewed the key design elements of our compensation program, as well as the means by which any potential risks may be mitigated, including:

•
A Balanced Mix of Compensation Components – The target compensation mix for our executive officers is composed of base salary, annual cash incentives and long-term cash and equity incentives, representing a mix that is not overly weighted toward short-term cash incentives.
•
Multiple Performance Factors – Our incentive compensation plans use Company-wide measures, which encourage focus on the achievement of objectives for the overall benefit of the Company. Multiple financial goals also prevent an overemphasis on any one metric.
•
Long-Term Incentives – Our long-term incentives are primarily equity-based, and our Performance Share units (PSUs) and Performance Cash awards are subject to performance goals. These long-term incentives have three-year vesting schedules

2025 PROXY STATEMENT	43

Compensation Discussion and Analysis

(PSUs and Performance Cash) or four-year vesting schedules (stock options), in each case to complement our annual cash-based incentives.
•
Capped Incentive Awards – Annual and long-term incentive awards, PSUs and Performance Cash are all capped at 200 percent of target.
•
Stock Ownership Guidelines – Our guidelines call for significant share ownership, which further aligns the interests of our executive officers and directors with the long-term interests of our stockholders, and we have a holding-period requirement for individuals who have not achieved their guidelines in the targeted period.
•
Compensation Recovery Policy – Our SEC-compliant compensation recovery policy requires the Committee to clawback past incentive compensation in the event of a financial restatement regardless of fault.
•
Prohibition on Hedging and Pledging – Executive officers and directors are subject to Company policy that prohibits hedging and pledging activities with respect to ITW stock.
•
Committee Oversight – The Committee has ultimate authority to determine, and reduce if appropriate, compensation provided to our executive officers.
•
Independent Compensation Consultant – The Committee retains an outside independent compensation consultant.

Committee’s Independent Consultant

Meridian, the independent compensation consultant, has been retained by and reports directly to the Committee. It also provides peer group directors’ compensation data to the Corporate Governance and Nominating Committee; it does not have any other consulting engagements with management or ITW. Based on its consideration of factors under NYSE listing standards, the Committee concluded that the work performed by Meridian and its senior advisor involved in the engagement did not raise any conflict of interest or independence concerns.

44

NEO Compensation

Summary Compensation Table

The following tables provide information regarding the compensation of our NEOs.

Name and Principal Position	Year	Salary(3)	Bonus	Stock Awards(4)	Option Awards(4)	Non-Equity Incentive Plan Compensation(3)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total

Christopher A. O'Herlihy	2024	$1,300,000	-	$2,187,430	$4,374,988	$2,514,128	$156,627	$399,472	$10,932,645
President & Chief Executive Officer	2023	$919,770	-	$1,024,983	$2,049,992	$2,401,550	$213,183	$289,363	$6,898,841
	2022	$884,950	-	$962,322	$1,924,970	$2,475,535	-	$375,201	$6,622,978
Michael M. Larsen	2024	$942,227	-	$974,919	$1,949,996	$1,872,085	-	$235,926	$5,975,153
Senior Vice President and	2023	$909,761	-	$937,370	$1,874,973	$2,256,573	-	$244,616	$6,223,293
Chief Financial Officer	2022	$875,320	-	$874,799	$1,749,969	$2,381,524	-	$332,736	$6,214,348
Axel R.J. Beck(1)	2024	$618,918	-	$362,398	$724,980	$706,559	$159,678	$22,181	$2,594,714
Executive Vice President	2023	$597,878	-	$349,983	$699,942	$1,033,438	$156,136	$24,126	$2,861,503
T. Kenneth Escoe	2024	$551,655	-	$312,271	$624,959	$1,024,373	-	$175,929	$2,689,187
Executive Vice President
Mary K. Lawler	2024	$647,209	-	$412,269	$824,932	$844,095	-	$148,021	$2,876,526
Senior Vice President and	2023	$624,908	-	$399,913	$799,943	$1,044,797	-	$156,690	$3,026,251
Chief Human Resources Officer	2022	$594,556	-	$374,914	$749,987	$1,124,010	-	$192,185	$3,035,651
E. Scott Santi(2)	2024	$235,115	-	$434,909	$—	$3,747,832	$278,540	$153,026	$4,849,422
Former Executive Chairman and	2023	$1,400,000	-	$3,587,441	$7,174,971	$7,574,565	$2,648,569	$122,271	$22,507,817
Current Non-Executive Chairman	2022	$1,393,269	-	$3,337,430	$6,674,976	$7,350,403	$3,296,378	$181,774	$22,234,230

Note: Years prior to becoming an NEO are not presented in this table.

(1)
Mr. Beck’s compensation was paid in his home country currency of Euros (EUR) and has been converted to U.S. Dollars (USD) based on the average daily exchange rate for fiscal year 2024 of 1.0819 (EUR to USD).
(2)
Mr. Santi was employed as our Executive Chairman from January 1, 2024 to March 1, 2024, after which he was elected Non-Executive Chairman of the Board.
(3)
The Salary and Non-Equity Incentive Plan Compensation columns for 2024 include amounts deferred by the executive under the Executive Contributory Retirement Income Plan (ECRIP) and the Savings and Investment Plan. The deferral amounts for each year shown for each NEO can be found in the Footnote 1 Table to the table under the “ITW Retirement Plans—Nonqualified Deferred Compensation” section.
(4)
The Stock Awards column represents PSUs awarded in 2024, 2023, and 2022 for all NEOs, except as disclosed below for Mr. Santi. The amounts shown represent the target amount that may be earned based on the grant date fair value. If the highest level of performance is achieved for these PSUs, the maximum value of these awards at the grant date would be as follows: Mr. O'Herlihy — $4,374,860; Mr. Larsen — $1,949,838; Ms. Lawler — $824,538; Mr. Beck — $724,796; Mr. Escoe — $624,542. The Option Awards column represents stock options awarded in the relevant year, and the assumptions applicable to these valuations can be found in Note 14 of the Notes to Financial Statements—Stock-Based Compensation contained in the Company's Form 10-K for the year ended December 31, 2024. For Mr. Santi, the value in this column for 2024 represents stock awards for his service as a non-employee director and Non-Executive Chairman.
(5)
These amounts include payouts made under the EIP and 2022-2024 Long-term Performance Cash award payouts made under our Long-Term Incentive Plan. The following table shows the award payouts under each plan for 2024.

Name	EIP Award	Performance Cash	Non-Equity Incentive Plan Compensation

Christopher A. O'Herlihy	$1,102,140	$1,411,988	$2,514,128
Michael M. Larsen	$588,460	$1,283,625	$1,872,085
Axel R.J. Beck	$303,134	$403,425	$706,559
T. Kenneth Escoe	$639,285	$385,088	$1,024,373
Mary K. Lawler	$293,970	$550,125	$844,095
E. Scott Santi	$211,008	$3,536,824	$3,747,832

(6)
This column reflects the aggregate changes in the actuarial present value of each individual's pension benefits. Mr. Santi's amounts include an amount of interest in the applicable calendar year considered to be in excess of market rates credited to the deferred compensation

2025 PROXY STATEMENT	45

NEO Compensation

accounts of the NEOs under the ECRIP, discussed in more detail under “Nonqualified Deferred Compensation” below. When a participant attains retirement eligibility at age 55 with 10 years of service, any amounts in his or her ECRIP account deferred prior to January 1, 2010 are entitled to a return of 130 percent of the monthly Moody’s Corporate Bond Yield Average rate, and the excess interest portion is deemed to be amounts exceeding 100 percent of such rate. This additional interest credit applies to all eligible plan participants, including the eligible NEOs. All amounts deferred after December 31, 2009 accrue interest at 100 percent of the Moody’s Rate. The individual amounts of pension benefits and excess interest credits earned in each year are shown in the table below. Mr. Santi received a lump sum payment of his pension in connection with his retirement on March 1, 2024, discussed in more detail under "Pension Benefits" below.

Name	Year	Change in Pension Value	Excess Interest on Deferred Compensation	Change in Pension Value and NQDC Earnings

Christopher A. O'Herlihy	2024	$156,627	$—	$156,627
	2023	$213,183	$—	$213,183
	2022	$—	$—	$—
Axel R.J. Beck	2024	$159,678	$—	$159,678
	2023	$156,136	$—	$156,136
E. Scott Santi	2024	$261,835	$16,705	$278,540
	2023	$2,623,768	$24,801	$2,648,569
	2022	$3,278,873	$17,505	$3,296,378

Note: Mr. Larsen, Mr. Escoe, and Ms. Lawler, joined the Company in September 2013, June 2014, and October 2014, respectively. Consequently, their ECRIP deferrals are not eligible for the 130 percent rate. They are also not eligible for a Company-sponsored pension plan.

(7)
These amounts include the Company contributions to the Savings and Investment Plan and ECRIP, as well as perquisites to our NEOs, as outlined in the table below:

Name	Company Contributions to Retirement Plans	Perquisites**	Director Compensation***	Total All Other Compensation

Christopher A. O'Herlihy	$378,367	$21,105	$—	$399,472
Michael M. Larsen	$214,821	$21,105	$—	$235,926
Axel R.J. Beck*	$—	$22,181	$—	$22,181
T. Kenneth Escoe	$154,824	$21,105	$—	$175,929
Mary K. Lawler	$129,021	$19,000	$—	$148,021
E. Scott Santi	$16,808	$4,295	$131,923	$153,026

* Mr. Beck is not eligible to participate in the Savings and Investment Plan or the ECRIP.

** Perquisites to NEOs in 2024 were as follows: (1) financial planning and tax preparation services (Mr. O'Herlihy, Mr. Larsen, Mr. Escoe, and Ms. Lawler), (2) executive physicals for all NEOs, and (3) a company leased vehicle for Mr. Beck. Additionally, NEOs may use tickets to sporting events that have no incremental cost to ITW.

*** Mr. Santi received a cash retainer of $116,923 for serving as a non-employee director from March 1 to December 31, 2024. He elected to defer his retainer into ITW stock. Additional information on the director fee deferral program may be found in the "Director Compensation" section of this proxy statement. In addition, the Company paid $15,000 to charitable organizations to match gifts made by Mr. Santi under a program which is available to all employees and directors up to a maximum of $15,000 per year.

46

NEO Compensation

Grants of Plan-Based Awards

The table below provides information regarding plan-based awards granted to our NEOs during fiscal year 2024 under the Executive Incentive Plan (EIP) and the Long-Term Incentive Plan.

										All Other	All Other
										Stock	Option
										Awards:	Awards:	Exercise	Grant Date
				Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base	Fair Value
				Under Non-Equity			Under Equity			Shares of	Securities	Price of	of Stock
				Incentive Plan Awards(1)(2)			Incentive Plan Awards(3)			Stock or	Underlying	Option	and Option
	Approval	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	Date	Plan Type	($)	($)	($)	(#)	(#)	(#)	(#) (4)	(#)	($)(5)	($)(6)

Christopher A. O'Herlihy			EIP		1,950,000	3,900,000
	2/9/2024	2/9/2024	Perf. Cash	1,093,750	2,187,500	4,375,000
	2/9/2024	2/9/2024	PSUs				4,277	8,553	17,106				2,187,430
	2/9/2024	2/9/2024	Stock Options								63,424	255.75	4,374,988

Michael M. Larsen			EIP		1,041,153	2,082,307
	2/8/2024	2/9/2024	Perf. Cash	487,500	975,000	1,950,000
	2/8/2024	2/9/2024	PSUs				1,906	3,812	7,624				974,919
	2/8/2024	2/9/2024	Stock Options								28,269	255.75	1,949,996

Axel R.J. Beck			EIP		557,026	1,114,053
	2/8/2024	2/9/2024	Perf. Cash	181,250	362,500	725,000
	2/8/2024	2/9/2024	PSUs				709	1,417	2,834				362,398
	2/8/2024	2/9/2024	Stock Options								10,510	255.75	724,980

T. Kenneth Escoe			EIP		498,429	996,858
	2/8/2024	2/9/2024	Perf. Cash	156,250	312,500	625,000
	2/8/2024	2/9/2024	PSUs				611	1,221	2,442				312,271
	2/8/2024	2/9/2024	Stock Options								9,060	255.75	624,959

Mary K. Lawler			EIP		520,117	1,040,234
	2/8/2024	2/9/2024	Perf. Cash	206,250	412,500	825,000
	2/8/2024	2/9/2024	PSUs				806	1,612	3,224				412,269
	2/8/2024	2/9/2024	Stock Options								11,959	255.75	824,932

E. Scott Santi			EIP (7)		373,333	746,667
	5/3/2024	5/3/2024	Stock Grant							1,783			434,909

(1)
The range of potential payouts under the EIP awards for the NEOs as determined by the Committee in February 2024 for 2024 performance is set forth in these columns. The financial performance components and corresponding payouts as a percent of target are shown under “Components of the 2024 Executive Compensation Program—Annual Executive Incentive Plan.”
(2)
The range of potential payouts under the Performance Cash awards for the three-year period 2024 through 2026 is set forth in these columns.
(3)
The range of potential share distributions under the 2024 PSU awards for the NEOs as set by the Committee in February 2024 for performance for the three-year period 2024 through 2026 is set forth in these columns.
(4)
Represent grant of outright stock to Mr. Santi in connection with his appointment as our Non-Executive Chairman of the Board.
(5)
Exercise price is equal to the closing price on the grant date.
(6)
Grant date fair values of options awarded to the NEOs on February 9, 2024 were based on an implied value of $68.98 per share as determined using a binomial valuation technique under Accounting Standards Codification Topic 718. Grant date fair value of PSUs was based on the assumption that the performance conditions will be met at target.
(7)
Represents a prorated portion of the EIP for Mr. Santi for his role as Executive Chairman through March 1, 2024.

2025 PROXY STATEMENT	47

NEO Compensation

Long-Standing Practices Regarding Stock Option Grants

The Compensation Committee’s long-standing practice, including in 2024, is to grant stock options under the long-term incentive plan on the date of the February meeting of the Board of Directors following the Company’s public release of its earnings results for the most recently completed fourth quarter and fiscal year. Historically, including in 2024, that date has also been the date the Company files its Annual Report on Form 10-K, which does not include additional material information beyond what was disclosed in its earnings release.

Consistent with this practice, on February 1, 2024, the Company released its earnings results announcing its fourth quarter and full year financial results for the year ended December 31, 2023. The Compensation Committee granted annual stock options on February 9, 2024, in an open trading window six business days following the earnings release. The Compensation Committee believes this represents a sufficient amount of time for the public markets to absorb the Company’s earnings results prior to the grant date. Accordingly, the Company does not take material non-public information into account when determining the timing and terms of the option awards and has not timed the disclosure of material non-public information with the purpose of affecting the value of the options awards. See the "Timing of Long-term Incentive Awards" section above for additional detail on our granting practices related to stock options.

The following table presents information regarding stock options awarded to our named executive officers in 2024, during any period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report with the SEC (the “Designated Period”). Though the annual stock options included in the table below were granted within a Designated Period (on the day the Company filed its Annual Report on Form 10-K), as noted above, the Company issued its earnings release six business days prior to the grant, the trading window was open and the filing of the Form 10-K was not believed to be a release of material, nonpublic information. Mr. Santi is not included in the table as he did not receive a grant of stock options in 2024.

Name	Grant date	# of Options Granted	Exercise Price ($)	Grant Date Fair Value of Award ($)	% Change in Market Price of Underlying Securities Between Closing Market Price of Security One Trading Day Prior to and One Trading Day Following Disclosure of MNPI(1)

Christopher A. O'Herlihy	2/9/2024	63,424	255.75	4,374,988	0.8%
Michael M. Larsen	2/9/2024	28,269	255.75	1,949,996	0.8%
Axel R.J. Beck	2/9/2024	10,510	255.75	724,980	0.8%
T. Kenneth Escoe	2/9/2024	9,060	255.75	624,959	0.8%
Mary K. Lawler	2/9/2024	11,959	255.75	824,932	0.8%

(1) The table requires disclosure of these option grants; however, we do not believe that the heading of this column applies as we believe that the Annual Report on Form 10-K for the year ended December 31, 2023 did not contain any material, non-public information as the material information about the fiscal year was reported when we released earnings on February 1, 2024.

48

NEO Compensation

Outstanding Equity Awards at Fiscal Year-End 2024

The following table sets forth details, on an award-by-award basis, of the outstanding equity awards held by each NEO as of December 31, 2024.

		Option Awards				Stock Awards
							Equity
							Incentive
						Equity	Plan Awards:
						Incentive	Market
		Number of	Number of			Plan Awards:	or Payout
		Securities	Securities			Number of	Value of
		Underlying	Underlying			Unearned	Unearned
		Unexercised	Unexercised	Option		Units that	Units That
		Options	Options	Exercise	Option	Have Not	Have Not
	Grant	Exercisable	Unexercisable	Price	Expiration	Vested	Vested
Name	Date(1)	(#)	(#)	($)	Date	(#)(2)	($)

Christopher A. O'Herlihy	02/09/2024	—	63,424	255.75	02/09/2034	8,699	2,205,815
	02/10/2023	7,631	22,893	235.52	02/10/2033	4,527	1,147,762
	02/11/2022	21,317	21,318	217.72	02/11/2032	4,717	1,196,093
	02/12/2021	32,090	10,697	200.98	02/12/2031	—	—
	02/14/2020	45,839	—	187.86	02/14/2030	—	—
	02/15/2019	43,655	—	144.21	02/15/2029	—	—
	02/15/2018	39,123	—	163.36	02/15/2028	—	—
	02/10/2017	48,453	—	128.00	02/10/2027	—	—
Michael M. Larsen	02/09/2024	—	28,269	255.75	02/09/2034	3,877	983,113
	02/10/2023	6,979	20,939	235.52	02/10/2033	4,140	1,049,654
	02/11/2022	19,379	19,380	217.72	02/11/2032	4,288	1,087,310
	02/12/2021	29,339	9,780	200.98	02/12/2031	—	—
	02/14/2020	42,313	—	187.86	02/14/2030	—	—
	02/15/2019	41,472	—	144.21	02/15/2029	—	—
Axel R.J. Beck	02/09/2024	—	10,510	255.75	02/09/2034	1,441	365,444
	02/10/2023	2,605	7,817	235.52	02/10/2033	1,546	391,906
	02/11/2022	6,090	6,091	217.72	02/11/2032	1,348	341,779
	02/12/2021	8,709	2,904	200.98	02/12/2031	—	—
	02/14/2020	12,341	—	187.86	02/14/2030	—	—
	02/15/2019	3,346	—	144.21	02/15/2029	—	—
	02/15/2018	2,608	—	163.36	02/15/2028	—	—
	02/10/2017	3,261	—	128.00	02/10/2027	—	—
T. Kenneth Escoe	02/09/2024	—	9,060	255.75	02/09/2034	1,242	314,896
	02/10/2023	2,047	6,142	235.52	02/10/2033	1,214	307,775
	02/11/2022	5,813	5,814	217.72	02/11/2032	1,286	326,084
	02/12/2021	8,709	2,904	200.98	02/12/2031	—	—
	02/14/2020	12,341	—	187.86	02/14/2030	—	—
Mary K. Lawler	02/09/2024	—	11,959	255.75	02/09/2034	1,640	415,734
	02/10/2023	2,977	8,934	235.52	02/10/2033	1,766	447,817
	02/11/2022	8,305	8,306	217.72	02/11/2032	1,838	465,989
	02/12/2021	13,294	4,432	200.98	02/12/2031	—	—
	02/14/2020	19,393	—	187.86	02/14/2030	—	—
	02/15/2019	19,281	—	144.21	02/15/2029	—	—
	02/15/2018	17,279	—	163.36	02/15/2028	—	—

E. Scott Santi	02/10/2023	26,708	80,126	235.52	02/10/2033	6,169	1,564,161
	02/11/2022	73,920	73,920	217.72	02/11/2032	11,818	2,996,535
	02/12/2021	113,232	37,745	200.98	02/12/2031	—	—
	02/14/2020	165,726	—	187.86	02/14/2030	—	—
	02/15/2019	167,345	—	144.21	02/15/2029	—	—
	02/15/2018	143,453	—	163.36	02/15/2028	—	—

(1)
Stock options vest in equal annual installments over a four-year period starting on the first anniversary of the grant date, with exceptions for termination upon death, disability, retirement and change-in-control.
(2)
PSUs were granted in 2022, 2023, and 2024 and are subject to cliff vesting on the third anniversary of the grant date, as well as achievement of Operating Margin, After-tax ROIC and EPS performance goals. The number of PSUs included in this table assumes target performance is met, and includes reinvested dividend equivalents that vest only if the underlying award vests.

2025 PROXY STATEMENT	49

NEO Compensation

Option Exercises and Stock Vested

The following table provides information regarding option exercises and stock vesting for each NEO during 2024. The value realized upon the exercise of options is calculated using the difference between the option exercise price and the market price of ITW’s common stock at the time of exercise multiplied by the number of shares underlying the option. The value realized upon the vesting of stock awards is based on the closing price of ITW’s common stock on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Christopher A. O'Herlihy	—	—	13,209		3,387,052
Michael M. Larsen	37,167	3,779,715	12,247		3,140,376
Axel R.J. Beck	—	—	2,610		669,256
T. Kenneth Escoe	—	—	2,295		588,484
Mary K. Lawler	23,294	3,253,560	5,600		1,435,952
E. Scott Santi	195,676	24,871,865	49,054	(1)	12,556,139

(1) Represents 47,271 PSUs that vested on February 12, 2024 that were granted when Mr. Santi served as our Chairman and Chief Executive Officer, and 1,783 outright shares granted on May 3, 2024 in connection with his appointment as Non-Executive Chairman.

Pension Benefits

The following table provides pension benefit information through our financial statement measurement date of December 31, 2024 for Messrs. O'Herlihy, Beck, and Santi. None of the other NEOs have such benefits with the Company.

Name	Plan Name		Number of Years of Credited Service	Present Value of Accumulated Benefit (1)(2)	Payments During Last Fiscal Year ($) (3)

Christopher A. O’Herlihy	ITW Retirement Accumulation Plan	(4)	10.46	$95,709	$-
	ITW Irish Pension Plan	(4)	11.17	$1,977,988	$-
Axel R.J. Beck	Hobart GmbH Management Pension Scheme (Germany)	(5)	31.00	$33,612	$-
	Hobart GmbH Executive Pension Scheme (Germany)	(5)	23.00	$1,529,743	$-
E. Scott Santi	ITW Retirement Accumulation Plan		41.79	$-	$1,281,410
	ITW Nonqualified Pension Plan		41.79	$-	$19,909,803

(1)
Assuming the individual receives a lump-sum distribution at normal retirement, present values for Messrs. Santi and O'Herlihy are based on the 5.56 percent discount rate and for Mr. Beck the 3.20 percent discount rate used for financial reporting purposes.
(2)
In the event of a change-in-control or departure due to death, disability or retirement, the total pension payable is reflected in the total of the above amounts. For Mr. Santi the allocation between the ITW Retirement Accumulation Plan and the ITW Nonqualified Pension Plan depends on the actual lump sum and annuity values calculated using the actual applicable interest rates and Internal Revenue Service (IRS) limits.
(3)
Mr. Santi elected to have his pension benefit amounts paid to him in a lump sum in connection with his retirement from the company on March 1, 2024.
(4)
Mr. O’Herlihy participated in the ITW Retirement Accumulation Plan from 1989 through 1999. From 1999 through August 2011, he was employed in Ireland, participated in the ITW Irish Pension Plan and ceased active participation in the U.S. plan. Upon his return to the U.S. in 2011, he ceased active participation in the Irish plan and was ineligible to actively participate in the U.S. plan due to the plan participation closure effective January 1, 2007.
(5)
Mr. Beck became eligible to participate in the Hobart GmbH Management Pension Scheme effective January 1, 1994. He became eligible to participate in the Hobart GmbH Executive Pension Scheme effective April 1, 2002.

50

NEO Compensation

ITW Retirement Plans

ITW Retirement Accumulation Plan

We maintain the ITW Retirement Accumulation Plan (the Pension Plan) for the benefit of eligible employees to provide a portion of the income necessary for retirement. The Pension Plan was closed to new entrants effective January 1, 2007. The Pension Plan is structured as a “pension equity plan” under which a participant accumulates an age-based percentage for each year of plan participation. The sum of the Accumulation Percentages multiplied by final average annual pay (salary and annual incentive paid in the highest five years out of the last ten complete calendar years of service), plus the sum of the Excess Percentages multiplied by the final average annual pay above the Covered Compensation, produce an amount that can be received as a lump-sum payment or an actuarially equivalent lifetime annuity. For each year of credited service after December 31, 2000, the age-based percentages are as follows:

Age During the Year	Pay Accumulation Percentage	Excess Percentage(1)

Less than 30	2%	2%

30-34	3%	2%

35-39	4%	2%

40-44	5%	2%

45	7%	2%

46-49	7%	6%

50-54	10%	6%

55-59	13%	6%

60 or older	16%	6%

(1)
Covered Compensation is a 35-year average of the maximum earnings recognized in calculating Social Security benefits. For 2024, the Covered Compensation amount for an individual attaining age 65 was $105,264, while for an employee age 35 or younger it was $167,736.

Prior to 2001, the Pension Plan operated under a traditional annuity formula (a normal retirement benefit equal to 1 percent of final average annual pay and 0.65 percent of such pay in excess of covered compensation for each of the first 30 years of credited service plus 0.75 percent of final average annual pay for any additional years). As part of the transition to the pension equity formula, as of December 31, 2000:

•
Accrued benefits under the traditional annuity formula were converted to an initial pension equity percentage by calculating the lump-sum value of the normal retirement annuity and dividing by the average annual pay at that time.
•
Participants who had 5 years of participation and whose age plus vesting service equaled at least 50 years were entitled to additional pension equity credits of 4 percent of final average annual pay per year for each year of employment from 2001 through 2015.

Nonqualified Pension Plan

The Nonqualified Pension Plan is maintained to make up for benefits that cannot be paid under the tax-qualified Pension Plan due to Internal Revenue Code limitations on the amount of compensation that may be considered and the amount of benefit that may be paid. The Company has not considered awarding additional years of service to executive officers under the plan and, therefore, does not currently have a policy on such awards. For the most part, the Nonqualified Pension Plan uses the same formulas and other computation elements as the Pension Plan with certain exceptions, including the following:

•
The Pension Plan uses net compensation after deferrals under the Executive Contributory Retirement Income Plan (ECRIP), and the Nonqualified Pension Plan uses total eligible compensation (generally, salary and EIP award).

2025 PROXY STATEMENT	51

NEO Compensation

•
The Nonqualified Pension Plan provides that a participant who leaves the Company, other than upon retirement, may forfeit any plan benefits based on eligible compensation above the IRS maximum amount ($345,000 in 2024) that may be recognized under a tax-qualified plan.
•
In addition to the annuity and lump-sum options available under the Pension Plan, a participant in the Nonqualified Pension Plan may elect to receive fixed monthly installments over 2 to 20 years. If the executive left employment prior to death, disability or retirement, or if the plan is terminated in conjunction with a change-in-control, the benefit from the Nonqualified Pension Plan would be paid as a lump sum.

ITW Irish Pension Plan

The Irish Pension Plan operates under a traditional annuity formula (a normal retirement benefit equal to 1.5 percent of final average annual pay for each year of credited service). The final average annual pay is the highest consecutive pensionable base salary over any three-year period over the last ten complete years of service.

Hobart GmbH Management Pension Scheme (Germany)

The Company provides a commitment to pay a pension to eligible management employees in Germany. The retirement amount payable upon reaching retirement age as an active employee is 2,500 Deutsche Marks (converted to Euros) for each year of creditable service (including fractional years). The retirement or lump-sum death benefit is paid out in three equal amounts. The first installment is paid on the occurrence of the pension event, and the two remaining amounts in subsequent years. The benefit amount is actuarially reduced if taken before the normal retirement age.

Hobart GmbH Executive Pension Scheme (Germany)

Entitlements under this plan are based on pensionable earnings at least 61% or above the Social Security Contribution Ceiling (“SSCC”). The Pension scheme provides a benefit equal to 0.5% of the employee’s average annual creditable replacement income up to the SSCC and 1.5% for the portion above the SSCC multiplied by the number of years of credited pension service.

Pensionable pay is calculated using basic salary, including commissions. The final average creditable replacement income is the three highest consecutive years within the last ten years before retirement. Replacement income is limited to three times the annual SSCC in effect on January 1 of each year. The benefits are paid as a monthly annuity with actuarial reductions taken if the employee retires before the normal retirement age of 65.

Nonqualified Deferred Compensation

The Company’s ECRIP offers designated executives an opportunity to defer a portion of their salary and earned non-equity incentive to a deferred compensation account to receive the Company contributions they would otherwise receive if such deferrals had been made under our tax-qualified Savings and Investment Plan and IRS limits did not apply. Deferred amounts receive a rate of interest based on the monthly Moody’s Long-Term Corporate Bond Yield Average (Moody’s Rate). All the NEOs are eligible for the ECRIP. An ECRIP participant may defer from 6 percent to 50 percent of his or her salary and from 6 percent to 85 percent of his or her variable cash components (EIP and Performance Cash), with the applicable Company matching contribution on the salary and EIP amounts under the Savings and Investment Plan formula (in lieu of any matching contributions under that plan). Salary and EIP deferrals under the ECRIP reduce the compensation that may be recognized under the Savings and Investment Plan and the tax-qualified Pension Plan. Mr. Beck is not eligible to participate in ECRIP as an executive based in Germany.

52

NEO Compensation

For employees who are not eligible to participate in the pension plan due to the participation freeze on January 1, 2007, the Company contributes a non-elective contribution to the Savings and Investment Plan, up to the IRS Compensation Limits and continues to contribute above the IRS Compensation Limits to this plan.

This Savings and Investment Plan contribution is based on the combined age and years of service as of January 1 of each year (“points”). For each year, the points are as follows:

Points	Pay Below the Social Security Wage Base(1)	Pay in Excess of the Social Security Wage Base(1)

Less than 50	3.0%	6.0%

50-59	4.0%	8.0%

60-69	5.0%	10.0%

At least 70	6.0%	11.7%

For 2024, the Social Security Wage Base was $168,600.

The ECRIP features include a maximum limit on the amount of interest under the Moody’s Rate that would be recognized (12 percent annualized, or 15.6 percent for amounts eligible to receive 130 percent of the Moody’s Rate), a return of deferral feature whereby an individual could elect to receive a return of the principal amount deferred after a period of at least five years, and options for payment following death, disability or retirement as a lump sum or in monthly installments over 2 to 20 years.

Retirement under the ECRIP is defined as having attained age 55 with at least 10 years of service, or age 65 with at least 5 years of service. If an ECRIP participant’s employment ends due to retirement, death, or disability, amounts deferred to the ECRIP prior to January 1, 2010 will receive interest crediting of 130 percent of the Moody’s Rate. Amounts deferred to the ECRIP after December 31, 2009 are only eligible to receive 100 percent of the Moody’s Rate. During 2024, the Moody’s Rate applied to ECRIP accounts ranged from 5.30 percent to 5.61 percent for amounts eligible for 100 percent of the Moody’s Rate, and 6.89 percent to 7.29 percent for amounts eligible for 130 percent of the Moody’s rate.

If terminated in conjunction with a change-in-control, participants would receive their ECRIP as a lump-sum payment.

The following table sets forth ECRIP account information for each NEO during fiscal year 2024. Mr. Beck is not eligible to participate in the ECRIP.

Name	Executive Contributions in 2024(1)	Registrant Contributions in 2024(2)	Aggregate Earnings in 2024	Aggregate Distributions in 2024	Aggregate Balance at December 31, 2024(3)(4)

Christopher A. O'Herlihy	$951,727	$354,401	$940,801	—	$18,073,547
Michael M. Larsen	$91,803	$190,318	$305,173	—	$5,833,247
T. Kenneth Escoe	$71,437	$130,205	$40,926	—	$823,863
Mary K. Lawler	$112,299	$104,984	$158,017	—	$3,044,166
E. Scott Santi	$28,814	$16,808	$425,922	$(5,019,365)	$4,116,223

(1) As shown below, includes deferrals of (i) 2024 salary reflected in the Salary column of the Summary Compensation Table; (ii) 2024 executive annual incentive amounts deferred in 2025 reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for 2024; and (iii) 2022-2024 Performance Cash deferred in 2025 reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for 2024.

Name	Salary Deferral in 2024	Executive Annual Incentive Deferral in 2025 for 2024 Performance	LTI Cash Deferral in 2025 for Performance Period of 2022 - 2024	Total Executive Deferrals in 2024

Christopher A. O'Herlihy	$323,195	$275,535	$352,997	$951,727
Michael M. Larsen	$56,495	$35,308	$—	$91,803
T. Kenneth Escoe	$33,080	$38,357	$—	$71,437
Mary K. Lawler	$38,806	$73,493	$—	$112,299
E. Scott Santi	$16,154	$12,660	$—	$28,814

2025 PROXY STATEMENT	53

NEO Compensation

(2)
These amounts are also included in the All Other Compensation column of the Summary Compensation Table for 2024.
(3)
Footnote 6 to the Summary Compensation Table sets forth above-market interest for 2024 included in aggregate earnings in this table. Above-market interest was discontinued for amounts deferred after December 31, 2009.
(4)
In addition to the Company’s contributions shown in the table above and excess interest as disclosed for 2024 in the Footnote 6 Table to the Summary Compensation Table, the following amounts of NEO and Company contributions to the ECRIP and excess interest are reported as compensation in the Summary Compensation Table for 2023 and 2022:

Name	Year Ended December 31, 2023	Year Ended December 31, 2022

Christopher A. O'Herlihy	$1,812,908	$1,929,991
Michael M. Larsen	$316,903	$442,386
T. Kenneth Escoe	$—	$—
Mary K. Lawler	$246,391	$477,028
E. Scott Santi	$479,853	$702,068

Note: Mr. Escoe was not an NEO in 2023 or 2024. Mr. Beck is not a participant in ECRIP.

Potential Payments upon Termination

Our severance and change-in-control protections are designed to be fair and competitive. These protections are intended to retain executives in the event they need to consider actions that may impact job security. Providing these benefits help us compete for talent, and we believe they are fully within the range of competitive practice at similar companies.

Further, our U.S.-based NEOs are not covered by employment agreements and are employed “at will.” No payments or benefits are automatically payable to NEOs upon a change-in-control, and if there is a qualifying termination following a change-in-control, there are no tax gross-up payments.

Payments and benefits received by NEOs upon termination are governed by the arrangements described below and quantified at the end of this section. The actual amounts to be paid out can only be determined at the time of the NEOs’ departure from the Company.

Annual Executive Incentive Plan

The EIP provides that if a participant is employed as of the last day of the fiscal year, he or she would receive any amounts earned under the EIP for that fiscal year. In the event an NEO becomes permanently disabled or dies, the NEO would be eligible for a pro-rated payout under the EIP. If termination of employment other than for death, disability, retirement or change-in-control occurs prior to the last day of the fiscal year, a participant forfeits his or her award; however, the Compensation Committee has the discretion to award an amount prorated for the portion of the fiscal year that the participant was employed. Actual amounts earned by the NEOs based on performance in 2024 are discussed in more detail above in “Compensation Discussion and Analysis—Components of the 2024 Executive Compensation Program - Annual Executive Incentive Plan.”

ITW Retirement Accumulation Plan and Nonqualified Pension Plan

NEOs who are terminated for any reason receive their benefits under the ITW Retirement Accumulation Plan and Nonqualified Pension Plan as described in the Pension Benefits tables above.

Executive Contributory Retirement Income Plan

NEOs who are terminated for any reason receive contributions and accumulated earnings as outlined in the Nonqualified Deferred Compensation section above.

54

NEO Compensation

Hobart GmbH Management Pension Scheme (Germany)

NEOs who are terminated for any reason receive their benefits under the Hobart GmbH Management Pension Scheme as described in the Pension Benefits tables above.

Hobart GmbH Executive Pension Scheme (Germany)

NEOs who are terminated for any reason receive their benefits under the Hobart GmbH Executive Pension Scheme as described in the Pension Benefits tables above.

Long-Term Incentive Plan Awards

Stock Options: In the event of a termination upon death or disability, all unvested options held by the NEOs would immediately vest. In the event of a termination upon retirement (defined as a combined age and service of 70, subject to a minimum age of 55 and a minimum service of 5 years), 75 percent of stock options granted within one year from the retirement date would be forfeited and the remaining would continue to vest. Additionally, stock options granted more than one year from the retirement date would continue to fully vest. Messrs. O’Herlihy and Beck meet the retirement criteria for the 2022, 2023 and 2024 awards as of December 31, 2024. In the event of a change-in-control, stock options that are not continued or replaced would fully vest and those that are continued or replaced would only vest upon involuntary termination of employment after the change-in-control.

PSUs and Performance Cash: In the event of a termination upon death or disability, the awards would vest based on the actual performance level achieved and be paid after the end of the performance period. In the event of a termination upon retirement (defined as a combined age and service of 70, subject to a minimum age of 55 and a minimum service of 5 years), the awards would vest pro-rata based on date of termination and be paid after the end of the performance period. In the event of a change-in-control, an award that is not continued or replaced will fully vest on the date of the change-in-control at the greater of target or actual achievement level and payment will be pro rata based on the number of days during the applicable performance period before the occurrence of the change-in-control. In the event of involuntary termination of employment within two years following a change-in-control, an award that has been replaced would fully vest without conditions.

For all NEOs, in the event of a termination other than upon a qualifying retirement, death, disability or a "double trigger" change-in-control, any unvested options, PSUs, and Performance Cash held on such date by the NEOs would be forfeited.

Change-in-Control Severance Policy

The Company’s 2011 Change-in-Control Severance Compensation Policy provides that, upon an actual or constructive termination following a change-in-control of the Company, the NEOs and other elected officers would be entitled to receive: (i) two times annual cash compensation (base salary plus average annual incentive pay over the prior three years); (ii) a prorated amount of that year’s annual incentive bonus at the target level (or actual achievement level if greater); and (iii) a prorated amount of the value of Performance Cash awards at the target level (or actual achievement level if greater). Notwithstanding the foregoing, if the payments under the preceding clauses (ii) and (iii) were not replaced at the time of the change-in-control, then such awards will be deemed to be earned and immediately payable at the greater of target or actual achievement level pro rata based on the number of days during the applicable performance period before the occurrence of the change-in-control. We do not gross up any of the compensation paid in the event of termination due to a change-in-control.

2025 PROXY STATEMENT	55

NEO Compensation

Summary of Termination and Change-in-Control Provisions

The benefits for the NEOs under each termination scenario are outlined below.

Benefit or Payment	Retirement	Involuntary (w/o Cause)	Death/ Disability	Termination in Connection with a Change-in-Control
Base Salary	N/A	1 week per year of service	N/A	2 times annual salary
Benefits	N/A	Based on years of service	N/A	N/A
Executive Incentive Plan(1)(2)	Pro-rata payout	Pro-rata payout	Pro-rata payout	2 times the average bonus paid in the prior 3 years plus pro-rata payout for current year
Executive Contributory Retirement Income Plan(1)	Yes	Yes	Yes	Yes
Retirement Accumulation Plan and Nonqualified Pension Plan(1)	Yes	Yes	Yes	Yes
Vesting of Unvested Stock Options(3)	If retirement is 1 year or more after award, continue vesting; if less than 1 year, 25 percent continues to vest and 75 percent is forfeited	N/A	100 percent vesting	Subject to replacement and double trigger(5); otherwise, 100 percent vesting
Payment of Performance Cash and PSUs(2)(3)	Pro-rata vesting(4)	N/A	100 percent vesting(4)	Subject to replacement and double trigger(5); otherwise, pro-rata amount based on termination date(6)

(1)
Retirement for these awards or benefits is defined as termination after age 55 and 10 years of service or 65 and 5 years of service.
(2)
All vesting for these awards is subject to achievement of performance goals.
(3)
Retirement is defined as a combination of age and service of 70 with a minimum age of 55 and minimum service of 5 years.
(4)
Vesting is limited to the extent that the performance level for the award is achieved. If the minimum performance level is not achieved, the award is forfeited.
(5)
Awards that are replaced after a change-in-control do not receive accelerated vesting. Double-trigger vesting occurs for awards that are continued or replaced if actual or constructive termination occurs within two years of a change-in-control of the Company.
(6)
Pro-rata amount is at the greater of target or actual achievement level.

56

NEO Compensation

Termination and Change-in-Control Payments and Benefits

The following table shows the value of payments and benefits that the NEOs would receive pursuant to the Executive Incentive Plan, 2015 Long-Term Incentive Plan, and the 2011 Change-in-Control Severance Compensation Policy upon retirement, involuntary termination without cause, death, disability or a change-in-control, assuming that termination occurred as of the last business day of fiscal 2024.

The table also shows the Company’s severance benefits that would be payable to the NEOs and that are available to employees generally. For purposes of this table, Performance Cash and PSU payments are assumed at target level. The value of unvested stock options, if accelerated upon a change-in-control or termination, is determined using the excess, if any, of $253.56 (the closing price of ITW common stock on December 31, 2024) over the option exercise price.

Messrs. O’Herlihy and Beck met the retirement criteria for various grants under the Long-Term Incentive Plan during 2024. In case of retirement, the 2022, 2023, and 2024 PSUs and Performance Cash awards would vest and be payable after the performance goals have been met. The unvested stock options continue to vest. In addition, 75 percent of the 2024 stock option awards would be forfeited since the assumed retirement would have occurred within one year from the grant date. The PSUs and Performance Cash awards would be pro-rated based on the retirement date.

Messrs. O’Herlihy, Larsen, Beck, and Ms. Lawler met the retirement criteria under the 2024 EIP and pro-rated awards would be payable after the performance goals have been met.

Voluntary termination without good reason is not shown in the table because such a termination would not trigger the payment of severance benefits or accelerated vesting of long-term awards.

Stock options, PSUs and Performance Cash awards, whether vested or unvested, are subject to forfeiture if the holder competes with, or divulges confidential information about, the Company, or if the Compensation Committee determines that the holder engaged in gross misconduct or conduct that is against the business interests of the Company. Awards are also subject to forfeiture, in whole or in part, to comply with applicable law, regulation, stock exchange rules, accounting rules, or our compensation recovery policy.

2025 PROXY STATEMENT	57

NEO Compensation

Named Executive Officer	Benefit	Retirement	Involuntary Termination (w/o Cause)	Death or Disability	Termination Upon a CIC

Christopher A. O'Herlihy	Severance	$—	$900,000	$—	$5,260,802

	Benefits	$—	$7,305	$—	$—

	Current year EIP	$1,102,140	$1,102,140	$1,102,140	$1,102,140

	Stock Options (Value of accelerated options)	$—	$—	$1,739,475	$1,739,475

	Restricted Stock Units (Value of unvested/prorated PSUs)	$2,696,539	$—	$4,549,670	$2,696,539

	Performance Cash (Value of unvested/prorated cash)	$3,037,500	$—	$4,175,000	$3,037,500

	Total	$6,836,179	$2,009,445	$11,566,285	$13,836,456
Michael M. Larsen	Severance	$—	$218,424	$—	$4,524,853

	Benefits	$—	$6,945	$—	$—
		$—

	Current year EIP	$588,460	$588,460	$588,460	$588,460

	Stock Options (Value of accelerated options)	$—	$—	$1,586,551	$1,586,551

	Restricted Stock Units (Value of unvested/prorated PSUs)	$—	$—	$3,120,077	$2,114,784

	Performance Cash (Value of unvested/prorated cash)	$—	$—	$2,787,500	$2,429,167

	Total	$588,460	$813,829	$8,082,588	$11,243,815
Axel R.J. Beck	Severance	$—	$428,482	$—	$2,460,123

	Benefits	$—	$—	$—	$—

	Current year EIP	$303,134	$303,134	$303,134	$303,134

	Stock Options (Value of accelerated options)	$—	$—	$512,012	$512,012

	Restricted Stock Units (Value of unvested/prorated PSUs)	$724,864	$—	$1,099,129	$724,864

	Performance Cash (Value of unvested/prorated cash)	$837,500	$—	$987,500	$837,500

	Total	$1,865,498	$731,616	$2,901,775	$4,837,633
T. Kenneth Escoe	Severance	$—	$117,152	$—	$2,047,703

	Benefits	$—	$2,493	$—	$—

	Current year EIP	$—	$639,285	$639,285	$639,285

	Stock Options (Value of accelerated options)	$—	$—	$471,868	$471,868

	Restricted Stock Units (Value of unvested/prorated PSUs)	$—	$—	$948,755	$636,233

	Performance Cash (Value of unvested/prorated cash)	$—	$—	$850,000	$729,167
		$—

	Total	$—	$758,930	$2,909,908	$4,524,256
Mary K. Lawler	Severance	$—	$137,531	$—	$2,519,333

	Benefits	$—	$3,460	$—	$—

	Current year EIP	$293,970	$293,970	$293,970	$293,970

	Stock Options (Value of accelerated options)	$—	$—	$691,891	$691,891

	Restricted Stock Units (Value of unvested/prorated PSUs)	$—	$—	$1,329,540	$903,111

	Performance Cash (Value of unvested/prorated cash)	$—	$—	$1,187,500	$1,037,500

	Total	$293,970	$434,961	$3,502,901	$5,445,805

58

NEO Compensation

E. Scott Santi

Mr. Santi met the retirement criteria for the 2022, 2023, and 2024 LTI awards, as well as the 2024 EIP upon his retirement in 2024. Under plan rules, he received a prorated portion of his EIP in the amount of $211,008 in February 2025. His outstanding Performance Cash and PSUs target values were prorated to $3,807,885 and $4,560,697, respectively, and under the provisions of the plan will pay out in 2025 and 2026 based on performance.

2025 PROXY STATEMENT	59

NEO Compensation

Compensation Committee Report

The Compensation Committee of the Board of Directors hereby furnishes the following report to the stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.

We have reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2024.

This report is submitted on behalf of the members of the Compensation Committee:

Richard H. Lenny, Chair

Susan Crown

Darrell L. Ford

James W. Griffith

Pamela B. Strobel

60

NEO Compensation

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 about the Long-Term Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted- average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	3,366,382	(1)	$190.79	7,550,896

(1)
Includes directors’ deferred shares, and shares subject to RSUs and PSUs.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation of the median ITW employee to the annual total compensation of our CEO. As permitted by SEC rules, we used the same median employee identified in 2023 as there have been no changes in our employee population or compensation arrangements that we believe would significantly impact the pay ratio.

The pay ratio reported below, in our view, is a reasonable estimate calculated in a manner consistent with SEC rules, and is based on the methodologies and assumptions described below. SEC rules identifying the median employee and determining the pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the pay ratio reported by other companies, which may have utilized other permitted methodologies or assumptions, and which may have a significantly different workforce structure from ours, are likely not comparable to our CEO pay ratio.

The Company has an extensive global footprint in 51 countries and approximately 44,000 employees as of December 31, 2024, of which approximately two-thirds are outside of the U.S. While compensation and benefits practices in these countries vary considerably, we commit to providing market competitive compensation and benefits, maintaining fair labor practices and ensuring work environments that reflect our core values and culture everywhere we operate.

To calculate the pay ratio, we identified the median employee based on our employee population as of October 31, 2023, which was approximately 45,000 employees, before excluding approximately 2,000 employees by applying the exemption noted below.

In many countries, ITW has small employee populations. We chose to apply the SEC’s de minimis exemption, and excluded countries which, in the aggregate, make up under 5% of our total workforce. The countries excluded are as follows:

Countries	Excluded Employees
Austria, Estonia, Indonesia, Luxembourg, Malta, Peru, South Africa, Vietnam	Fewer than 15 employees
Argentina, Chile, Colombia, Croatia, Finland, Hong Kong, Norway, Philippines, Portugal, Singapore, Switzerland, United Arab Emirates	Fewer than 100 employees
Bulgaria, Costa Rica, Hungary, Ireland, Philippines, Russia, Slovenia, Slovak Republic, Thailand	Fewer than 300 employees

To identify the median employee, we collected employees’ regular pay (salary or hourly wages), overtime pay and shift differentials/premiums, and pay received for time off. We did not include annual incentives or bonuses, sales incentives or commissions, long-term cash or equity incentives, allowances, or any benefits received as part of a company-sponsored defined benefit pension plan.

With the information collected, we identified 21 employees whose compensation we believed to be around the median of all employees, and then gathered other elements of compensation (variable pay, health and welfare, and retirement contributions) in order to determine the final median employee.

The 2024 compensation for the median employee is $69,508, which is calculated in accordance with SEC rules for the Summary Compensation Table plus health and welfare benefits. Total compensation, as set forth in the Summary Compensation Table, plus the Company costs to provide health and welfare benefits for our CEO ($15,888) for 2024 is $10,948,533. Accordingly, the pay ratio between our CEO and median employee is 158:1.

2025 PROXY STATEMENT	61

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (CAP) and ITW performance for our NEOs (including the Principal Executive Officer, or PEO). The definition of CAP is mandated by the SEC, and it is not used by the Compensation Committee in its pay-for-performance assessments. See our "Compensation Discussion and Analysis" section for our robust discussion on ITW's executive compensation philosophy, our incentive programs with rigorous performance measures, and practices and policies that align the interests of our NEOs to those of our stockholders.

			Average	Average	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO($)	Compensation Actually Paid to PEO($)(1,2)	Summary Compensation Table Total for Non-PEOs ($)	Compensation Actually Paid to Non-PEOs ($)(1,2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(3,5)	Net Income ($) (in millions)	After-Tax ROIC(4)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$10,932,645	$10,957,848	$3,797,000	$2,364,323	$158.55	$192.35	$3,488	31.2%
2023	$22,507,817	$34,771,926	$4,752,472	$7,292,609	$160.11	$157.77	$2,957	30.4%
2022	$22,234,230	$18,730,022	$4,328,857	$3,805,988	$131.72	$137.00	$3,034	29.1%
2021	$20,787,622	$41,769,292	$5,010,034	$9,056,648	$143.87	$143.81	$2,694	29.5%
2020	$14,007,356	$19,593,737	$3,374,951	$4,317,669	$116.40	$119.83	$2,109	26.2%

(1)
The table below reconciles the PEO and average non-PEO compensation as it appears in the Summary Compensation Table (SCT) to the Compensation Actually Paid (CAP) in the Pay Versus Performance Table.

	2024
	PEO(a)	Average Non-PEO NEO(a)
	Christopher A. O'Herlihy	Michael M. Larsen, Axel R.J. Beck, T. Kenneth Escoe, Mary K. Lawler, E. Scott Santi (retired)

SCT Total	$10,932,645	$3,797,000
Reported fair value of equity awards granted during fiscal year(b)	$(6,562,418)	$(1,324,327)
Fair value as of the end of year for equity awards granted during the year	$7,519,880	$1,417,835
Fair value of equity compensation granted during the year that vested during the year	$—	$86,982
Change in fair value from end of prior fiscal year to vesting date for awards made in prior years that vested during the covered year	$(256,407)	$(276,667)
Change in fair value from end of prior year to end of covered year for awards made in prior fiscal years that were unvested at end of covered year	$(519,225)	$(576,041)
Deduction of fair value for awards forfeited during the covered year(c)	$—	$(708,797)
Dividends or other earnings paid on unvested awards otherwise not reflected in total compensation	$—	$—
Pension values reported in SCT(d)	$(156,627)	$(84,303)
Pension values attributable to covered year's service	$—	$32,641
Change in pension value attributable to plan amendments made in the covered year	$—	$—
CAP Total	$10,957,848	$2,364,323

(a)
E. Scott Santi served as our PEO from 2020 through 2023. In 2024, Christopher A. O'Herlihy served as our PEO. For 2020, our non-PEO NEOs included Michael M. Larsen, Christopher A. O'Herlihy, Steven L. Martindale and John R. Hartnett. For 2021, our non-PEO NEOs included Michael M. Larsen, Christopher A. O'Herlihy, John R. Hartnett and Mary K. Lawler. For 2022, our non-PEO NEOs included Michael M. Larsen, Christopher A. O'Herlihy, Mary K. Lawler, Michael R. Zimmerman and Lei Z. Schlitz. For 2023, our non-PEO NEOs included Christopher A. O'Herlihy, Michael M. Larsen, Mary K. Lawler and Axel R.J. Beck. For 2024, our non-PEO NEOs included Michael M. Larsen, Axel R.J. Beck, T. Kenneth Escoe, Mary K. Lawler and E. Scott Santi.
(b)
Represents the total amounts reported in the "Stock Awards" and "Option Awards" columns in the SCT in the covered year.
(c)
Amount for average non-PEO NEOs includes awards forfeited by E. Scott Santi in connection with his retirement.
(d)
Represents the change in actuarial present value of the accumulated pension benefit reported in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column in the SCT in the covered year. Excess interest earnings on the ECRIP that are reported in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" in the SCT have not been subtracted to determine CAP.

62

Pay Versus Performance

(2)
In determining CAP, ITW calculated the fair value of outstanding and vested equity awards in the applicable fiscal year in accordance with SEC rules for CAP, and computed in a manner consistent with the methodology used for financial reporting purposes. For performance share units (PSUs), CAP values are based on year-end share price (or the price on the vesting date for vested awards), and estimates as to the number of PSUs that were likely to vest at the conclusion of the performance period. For stock options, the valuations are based on a lattice-based option pricing model that incorporates a range of assumptions for inputs to determine the fair value for CAP purposes.
(3)
Total shareholder return assumes $100 invested on December 31, 2019, including reinvestment of dividends. Total shareholder return prior to 2024 were adjusted to reflect a spin-off transaction from one of our peers.
(4)
After-tax return on average invested capital (After-tax ROIC) is a non-GAAP measure. See Appendix A for information regarding non-GAAP measures. After-tax ROIC is an important financial performance measure used by ITW to measure financial performance and link executive compensation to company performance.
(5)
The table below details the peer group used in the Pay Versus Performance table above and is the same peer group used to show our performance in our Annual Report on Form 10-K for purposes of Item 201(e) of Regulation S-K. The peer group consists of the same companies for 2020, 2021, 2022, 2023, and 2024. As disclosed in our 2020 Form 10-K, in 2020, Ecolab Inc., which meets the Company's industry and size criteria, and Trane Technologies plc, which is the company resulting from the spin-off of Ingersoll-Rand plc and its combination with certain businesses of Gardner Denver, Inc., were added to the peer group, while Ingersoll-Rand plc and Raytheon Company, which merged with United Technologies Corporation and no longer meets the Company's industry and size criteria, were removed.

Peer Group

3M Company	Ecolab Inc.	Parker-Hannifin Corporation
Caterpillar Inc.	Emerson Electric Co.	PPG Industries, Inc.
Cummins Inc.	Fortive Corporation	Rockwell Automation, Inc.
Deere & Company	General Dynamics Corporation	Stanley Black & Decker, Inc.
Dover Corporation	Honeywell International Inc.	Trane Technologies plc
Eaton Corporation plc	Johnson Controls International plc

Tabular List of Performance Measures

The table below represents the most important financial performance measures used by ITW to link compensation actually paid to our NEOs to Company performance, for the most recently completed fiscal year.

After-tax ROIC
Operating Margin
EPS Growth
Organic Revenue Growth
Operating Income Growth vs. Prior Year

2025 PROXY STATEMENT	63

Pay Versus Performance

Relationship Between Compensation Actually Paid (CAP) and Performance Metrics

The charts below illustrate the relationship between Compensation Actually Paid to both the PEO and average Non-PEO to performance metrics required for disclosure: (a) TSR based on the value of an initial fixed $100 invested in ITW Common Stock and ITW's 2024 Peer Group, including the reinvestment of dividends, (b) net income, and (c) After-tax ROIC.

Compensation Actually Paid vs TSR	Compensation Actually Paid vs Net Income	Compensation Actually Paid vs After-tax ROIC*

Compensation Actually Paid, $M
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
TSR
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO ($M)
Average Compensation Actually Paid to Non-PEO Named Executive Officers ($M)
Cumulative Total Shareholder Return
Peer Group Total Shareholder Return

* After-tax ROIC is a non-GAAP measure. See Appendix A for information regarding this non-GAAP measure.

64

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit ITW’s financial statements. The Audit Committee is also directly involved in the selection of the independent registered public accounting firm’s lead engagement partner in conjunction with the mandatory rotation of the lead engagement partner.

The Audit Committee has engaged Deloitte & Touche LLP (Deloitte) to serve as ITW’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Deloitte & Touche LLP has been employed to perform this function for the Company since 2002.

Audit Fees

Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the Deloitte Entities) will bill us approximately $11,842,000 for professional services in connection with the 2024 audit, as compared with $11,180,000 for the 2023 audit of the annual financial statements and internal controls. These fees relate to: (i) the audit of the annual financial statements included in our Form 10-K; (ii) the review of the quarterly financial statements included in our Quarterly Reports on Form 10-Q; (iii) the internal controls audit; and (iv) statutory audits.

Audit-Related Fees

During 2024 and 2023, the Deloitte Entities billed us approximately $200,000 and $50,000, respectively, for audit-related services. These fees relate to work performed with respect to consents, agreed-upon procedures and regulatory filings.

Tax Fees

These fees include work performed by the Deloitte Entities for 2024 and 2023 with respect to tax compliance services such as assistance in preparing various types of tax returns globally ($1,409,646 and $1,358,000, respectively) and tax planning services, often related to our restructurings and new tax rules ($1,334,530 and $952,000, respectively).

All Other Fees

There were no fees for other services rendered by the Deloitte Entities for 2024 and 2023.

2025 PROXY STATEMENT 65

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

Audit Committee Pre-Approval Policies

The Audit Committee has adopted policies and procedures for pre-approval of all audit and non-audit related work to be performed by ITW’s independent registered public accounting firm. As a part of those procedures, the Audit Committee performs a qualitative analysis of all audit and non-audit work to be performed by our independent registered public accounting firm. Each year, the Audit Committee receives a detailed list of the types of audit-related and non-audit related services to be performed, along with estimated fee amounts. The Audit Committee then reviews and pre-approves audit work and certain categories of tax and other non-audit services that may be performed. In conducting its analysis, the Audit Committee carefully contemplates the nature of the services to be provided and considers whether such services: (i) are prohibited under applicable rules; (ii) would result in our accountants auditing their own work; (iii) would result in our accountants performing management functions; (iv) would place our accountants in a position of acting as an advocate for the Company; or (v) would present a real risk of a conflict of interest or otherwise impair our accountants’ independence. The Audit Committee also annually pre-approves the budget for annual GAAP, statutory and benefit plan audits. Company management provides quarterly updates to the Audit Committee regarding year-to-date expenditures versus budget for audit and non-audit services. The Audit Committee also considers whether specific projects or expenditures could potentially affect the independence of ITW’s independent registered public accounting firm. Company management and the independent registered public accounting firm will monitor the fees for pre-approved services on an on-going basis to ensure that the pre-approved fees are not exceeded. Company management and the independent registered public accounting firm will seek pre-approval from the Audit Committee if fees are expected to be incurred for pre-approved services in excess of the pre-approved amounts.

Any new services and fees are presented to the Audit Committee for pre-approval at each Audit Committee meeting. If the timing of a new service or fee occurs in-between Audit Committee meetings, a description of the services and fees is provided to the Audit Committee Chair for pre-approval, and any such pre-approvals are discussed with the full Audit Committee at the next scheduled meeting.

The Audit Committee annually reviews Deloitte’s independence and performance in determining whether to retain Deloitte or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•
Deloitte’s historical and recent performance on the ITW audit;
•
External data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports on Deloitte and its peer firms;
•
Deloitte’s independence;
•
The appropriateness of Deloitte’s fees, on both an absolute basis and as compared to its peer firms;
•
Deloitte’s tenure as our independent auditor and its familiarity with our global operations and businesses, accounting policies and practices and internal control over financial reporting; and
•
Deloitte’s capability and expertise in handling the breadth and complexity of our global operations.

Based on this evaluation, the Audit Committee believes that Deloitte is independent and that it is in the best interests of the Company and our stockholders to retain Deloitte to serve as our independent registered public accounting firm for 2025.

Although we are not required to do so, we believe that it is appropriate for us to request stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment. Representatives of Deloitte will be present at our Annual Meeting and will have the opportunity to make a statement and respond to questions.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP.

66

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

Audit Committee Report

The Audit Committee of the Board of Directors is composed of five independent directors, as defined in the listing standards of the New York Stock Exchange, and the Board of Directors has determined that all Audit Committee members are “financially literate.” In addition, the Board of Directors has determined that Messrs. Brutto, Henderson, Irick and Ms. Grier meet the Securities and Exchange Commission criteria of “audit committee financial expert.” The Audit Committee operates under a written charter adopted by the Board of Directors, which was most recently reviewed by the Audit Committee in February 2025.

The Audit Committee is responsible for providing oversight to the Company’s financial reporting process through periodic meetings with ITW’s independent registered public accountants, internal auditors and management in order to review accounting, auditing, internal control and financial reporting matters. The Audit Committee is also responsible for assisting the Board in overseeing: (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent registered public accounting firm’s qualifications, independence and performance; and (d) the performance of the Company’s internal audit function. Company management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on Company senior management, including senior financial management, and ITW’s independent registered public accounting firm.

The following is the report of the Audit Committee:

We have reviewed and discussed with senior management the audited financial statements of the Company. Management has confirmed to the Audit Committee that the financial statements have been prepared in conformity with generally accepted accounting principles. We have also reviewed and discussed with Deloitte & Touche LLP, ITW’s independent registered public accounting firm, its audit and opinion regarding the Company’s financial statements.

We have reviewed and discussed with senior management their assertion and opinion regarding the Company’s internal controls. Management has confirmed to the Audit Committee that internal controls over financial reporting have been appropriately designed and are operating effectively to prevent or detect any material financial statement misstatements. We have also reviewed and discussed with Deloitte & Touche LLP its audit and opinion regarding the Company’s internal controls.

We have reviewed and discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) under which Deloitte & Touche LLP must provide us with additional information regarding the scope and results of its audit of the Company’s financial statements. This information includes: (1) Deloitte & Touche LLP’s responsibility under generally accepted auditing standards; (2) significant accounting policies; (3) management judgments and estimates; (4) any significant audit adjustments or internal control matters; (5) any disagreements with management; and (6) any difficulties encountered in performing the audit.

We have received from Deloitte & Touche LLP a letter providing the disclosures required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence with respect to any relationships between Deloitte & Touche LLP and the Company that in its professional judgment may reasonably be thought to bear on independence. Deloitte & Touche LLP has discussed its independence with us, and it has confirmed in the letter that, in its professional judgment, it is in a position to serve the Company as its Independent Registered Public Accounting Firm.

The Audit Committee also discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions described above, we recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Company’s Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Jay L. Henderson, Chair Daniel J. Brutto Kelly J. Grier Jaime Irick David B. Smith, Jr.

2025 PROXY STATEMENT	67

The Company has been notified that John Chevedden, beneficial owner of at least 20 shares of the Company’s common stock, intends to present the following proposal for consideration at the 2025 Annual Meeting. The Company will provide Mr. Chevedden’s address promptly upon oral or written request made to our Corporate Secretary.

The Board of Directors recommends that you vote “AGAINST” this proposal.

Stockholder Proposal and Supporting Statement

Proposal 4 — Support a Shareholder Vote regarding Excessive Golden Parachutes

Shareholders request that the Board seek shareholder approval of any senior manager's new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive's base salary plus target short-term bonus. This proposal only applies to the Named Executive Officers. This provision shall at least be included in the Governess Guidelines of the Company or similar document and be readily accessible on the Company website.

"Severance or termination payments" include cash, equity or other pay that is paid out or vests due to a senior executive's termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination.

"Estimated total value" includes: lump-sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.

The Board shall retain the option to seek shareholder approval after material terms are agreed upon.

Unfortunately some companies only limit cash golden parachutes to the 2.99 figure which means that there is no limit on non-cash golden parachutes for which shareholders have no voting power.

This proposal is relevant even if there are current golden parachute limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are a non-binding shareholder vote is required for unreasonably rich golden parachutes.

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Proposal 4 – Non-Binding Stockholder Proposal for Shareholder Ratification of Termination Pay

This proposal places no limit on long-term equity pay or any other type pay. This proposal thus has no impact on the ability to attract executive talent and does not discourage the use of long-term equity pay because it places no limit on golden parachutes. It simply requires that overly rich golden parachutes be subject to a non-binding shareholder vote at a shareholder meeting already scheduled for other matters.

This proposal is relevant because the annual say on executive pay vote does not have a separate section for approving or rejecting golden parachutes.

This proposal topic also received between 51% and 65% support at:

FedEx (FDX)

Spirit AeroSystems (SPR)

Alaska Air (ALK)

AbbVie (ABBV)

Fiserv (FISV)

Please vote yes:

Support a Shareholder Vote regarding Excessive Golden Parachutes — Proposal 4

Board of Directors Statement in Opposition

After careful consideration, the Board recommends a vote AGAINST this proposal for the reasons provided below:

•
A substantially similar proposal was rejected by more than 65% of the votes cast at the 2024 Annual Meeting of Stockholders. After we engaged with shareholders representing over 40% of all outstanding shares, the vast majority of those shareholders expressed support for ITW’s executive compensation program and their intent to oppose the shareholder proposal in 2024.
•
ITW’s U.S.-based executives do not have individual employment or severance agreements.
•
Payments to terminated executives are subject to reasonable and appropriate limits under current severance policies and agreements.
•
Adoption of the overly broad policy requested by the shareholder proposal would impair our ability to attract and retain highly qualified executive talent.
•
ITW’s shareholders have voiced strong approval for the Company’s executive compensation programs through annual “Say on Pay” votes, which averaged 93.9 percent over the last 5 years. Our executive compensation programs allow ITW to attract, motivate and retain its executives, while aligning executive compensation with long-term Company growth and performance.

ITW’s U.S.-based executives, including its CEO and CFO, do not have individual employment or severance agreements.

ITW has no individual employment or severance agreements with any of its U.S.-based executive officers and all of its named executive officers are subject to the limitations on severance payments described below.

Payments to terminated executives are subject to reasonable and appropriate limits under current severance policies.

ITW’s 2011 Change-in-Control Severance Compensation Policy (the “CIC Severance Policy”) applies in the event of a change in control. The CIC Severance Policy applies to executives whose employment is involuntarily terminated without Cause or terminated by the executive for Good Reason (capitalized terms are defined in the policy) within two years following a change in control. The policy limits cash severance payments for all executives to 2 times the sum of base salary plus the average bonus paid in the prior three years, plus pro-rated bonus payout earned for the current year. Furthermore, cash severance payments under the CIC Severance Policy require a “double trigger,” meaning that the executive is only entitled to a severance payment when there is both a change in control and termination of employment without Cause or for Good Reason. This policy is well in line with the compensation practices of our peers and is considered best practice.

2025 PROXY STATEMENT	69

Proposal 4 – Non-Binding Stockholder Proposal for Shareholder Ratification of Termination Pay

ITW’s existing severance plan for U.S.-based employees, and individual employment agreements where they exist outside of the U.S., establish reasonable limits on severance payments when the employment of executives is involuntarily terminated without Cause. As detailed in “Summary of Termination and Change-in-Control Provisions” on page 56 of this proxy statement, cash severance payments in the event of the involuntary termination of employment without Cause are limited and substantially below 2 times annual cash compensation.

Other than a change-in-control event, accelerated vesting of equity incentive awards are limited to the termination of an executive’s employment by reason of death or disability or after fulfillment of retirement eligibility, subject to the provisions of the applicable long-term incentive plans and corresponding award agreements. This policy is also consistent with the compensation practices of our peers and we would be at a disadvantage in attracting and retaining executive talent if shareholder ratification were required under these circumstances.

Adoption of the overly broad policy requested by the shareholder proposal would impair our ability to attract and retain highly qualified executive talent, including during a potential change-in-control transaction.

The proposal seeks to potentially limit the payout or settlement of outstanding equity awards under our long-term incentive plan and other compensation arrangements. As described on page 35 of this proxy statement, our executive compensation programs are designed to align executive incentives with the Company’s strategy and the best interests of our stockholders, by tying award payouts to the achievement of multi-year performance goals and retaining talent through the awards’ vesting provisions. To disregard the terms of previously granted equity awards by requiring shareholder approval in the event of employment termination would nullify intentional elements in our compensation programs. Furthermore, since such shareholder approval is not standard among the Company’s peers, adoption of the proposal would put ITW at a competitive disadvantage in attracting and retaining highly qualified executive talent.

During a potential change-in-control transaction, the proposed requirement to seek shareholder approval of previously granted equity awards would cause delays and uncertainty for executive officers, impairing our ability to retain them and obtain maximum value from the transaction. The uncertainty around previously granted equity awards could also disincentivize executives from exploring and implementing transactions which could otherwise be in the best interest of our shareholders.

ITW’s shareholders have voiced strong approval for the Company’s executive compensation programs through annual “Say on Pay” votes.

The Board and the Compensation Committee regularly review executive compensation developments working closely with an independent compensation consultant, including through peer benchmarking. ITW’s compensation and incentive programs are designed to help ITW attract, motivate and retain executive talent in a competitive labor market. ITW’s shareholders have voiced strong approval for such programs through annual “Say on Pay” votes at Annual Meetings of Stockholders. At the last three Annual Meetings of Stockholders, the Company’s executive compensation programs were approved by more than 93% of votes cast. Furthermore, a substantially similar proposal was rejected by more than 65% of the votes cast at the 2024 Annual Meeting of Stockholders.

Our executive compensation programs allow ITW to attract, motivate and retain its executives, while aligning executive compensation with long-term Company growth and performance.

In summary, ITW’s executive compensation programs are aligned with our pay-for-performance philosophy and have received strong shareholder support in annual "Say on Pay" votes. Cash severance in the event of a change-in-control is appropriately limited under our CIC Severance Policy, and the treatment of outstanding equity awards is aligned with the competitive market practices, designed to maximize shareholder value and includes appropriate limits. In contrast, the shareholder proposal, if implemented, could impair our ability to execute a potential change-in-control transaction that is in the best interest of our shareholders and unnecessarily hinder our efforts to recruit and retain executive officers.

For the foregoing reasons, the Board of Directors believes that this proposal is not in the best interests of the Company or our stockholders and unanimously recommends that you vote “AGAINST” this proposal.

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Beneficial Ownership of Common Stock

Ownership of ITW Stock

Directors and Executive Officers

The following table shows the number of shares of ITW common stock beneficially owned by ITW’s executive officers and Board of Directors as of December 31, 2024, except as otherwise noted. The “percent of class” calculation is based on 294,018,784 shares of ITW common stock outstanding as of December 31, 2024. In general, beneficial ownership includes any shares a director or executive officer can vote or dispose of, as well as stock options, restricted stock units and performance share units (including accrued dividends thereon) that are currently vested or that become vested within 60 days. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

The number of the directors’ phantom stock units disclosed in the table represents an equivalent number of shares of ITW common stock as of December 31, 2024. Because the granting of phantom stock units was discontinued in May 2012, Messrs. Ford, Henderson, Irick, and Lenny, and Ms. Grier, who joined the Board after that date, were not awarded phantom stock units upon joining the Board. Phantom stock units are not transferable and have no voting rights. The units are payable in cash and are not included in the “percent of class” calculation.

Beneficial Owner	Shares of Common Stock Beneficially Owned		Phantom Stock Units	Percent of Class

Directors (other than Executive Officers)
Daniel J. Brutto	22,216	(1)	1,342	*
Susan Crown	64,638	(2)	7,021	*
Darrell L. Ford	5,458	(3)	—	*
Kelly J. Grier	1,795	(4)	—	*
James W. Griffith	22,033	(5)	1,342	*
Jay L. Henderson	22,680		—	*
Jaime Irick	758		—	*
Richard H. Lenny	19,832	(6)	—	*
David B. Smith, Jr.	393,228	(7)	1,425	*
Pamela B. Strobel	39,212	(8)	1,504	*
Named Executive Officers
Christopher A. O'Herlihy	342,489	(9)	—	*
Michael M. Larsen	192,913	(10)	—	*
Axel R. J. Beck	55,167	(11)	—	*
T. Kenneth Escoe	47,569	(12)	—	*
Mary K. Lawler	124,252	(13)	—	*
E. Scott Santi	1,058,568	(14)	—	*
Directors and Executive Officers as a Group (23 individuals)	2,587,126	(15)	12,634	*

* Less than 1%

(1)
Includes 5,427 deferred shares.
(2)
Includes (a) 4,000 shares owned by Ms. Crown’s spouse; (b) 4,000 shares held in trusts of which Ms. Crown’s children are beneficiaries, as to which she disclaims beneficial ownership; and (c) 19,011 deferred shares.
(3)
Includes 5,458 deferred shares.
(4)
Includes 202 deferred shares.
(5)
Includes 14,422 deferred shares.
(6)
Includes (a) 15,471 deferred shares; (b) 8 shares owned jointly with Mr. Lenny’s spouse; and (c) 2,575 shares as to which Mr. Lenny has shared voting and investment power, which shares are held as tenants in common with his spouse through trusts.

2025 PROXY STATEMENT 71

Beneficial Ownership of Common Stock

(7)
Includes (a) 94,000 shares owned jointly with Mr. Smith’s spouse; (b) 15,517 shares in trusts of which Mr. Smith’s children are beneficiaries, as to which he disclaims beneficial ownership; and (c) 255,900 shares held in a trust with respect to which Mr. Smith shares voting and investment power.
(8)
Includes 31,376 deferred shares.
(9)
Includes (a) 1,917 shares allocated to Mr. O’Herlihy’s account in the ITW Savings and Investment Plan; (b) 282,951 shares covered by options exercisable within 60 days; and (c) 6,962 performance share units which vest within 60 days.
(10)
Includes (a) 140,180 shares covered by options exercisable within 60 days; and (b) 6,329 performance share units which vest within 60 days.
(11)
Includes (a) 50,142 shares covered by options exercisable within 60 days; and (b) 1,989 performance share units which vest within 60 days.
(12)
Includes (a) 1,331 shares allocated to Mr. Escoe's account in the ITW Savings and Investment Plan; (b) 39,033 shares covered by options exercisable within 60 days; and (c) 1,898 performance share units which vest within 60 days.
(13)
Includes (a) 457 shares allocated to Ms. Lawler’s account in the ITW Savings and Investment Plan; (b) 95,081 shares covered by options exercisable within 60 days; and (c) 2,712 performance share units which vest within 60 days.
(14)
Includes (a) 2,275 deferred shares; (b) 791,298 shares covered by options exercisable within 60 days; and (c) 17,442 performance share units which vest within 60 days.
(15)
The total number of shares shown reflects shares owned as of December 31, 2024 for all directors and officers. The total includes (a) 1,542,416 shares covered by options exercisable within 60 days; and (b) an aggregate of 45,933 performance share units which vest within 60 days.

Other Principal Stockholders

The following table shows the only stockholders that we know to be beneficial owners of more than 5% of ITW common stock. The “percent of class” calculation is based on 294,018,784 shares of ITW common stock outstanding as of December 31, 2024.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class

Briar Hall Management LLC	25,858,170	(1)	8.8%

511 Union Street, Suite 735 Nashville, TN 37219

The Vanguard Group	26,158,849	(2)	8.7%

100 Vanguard Blvd. Malvern, PA 19355

State Farm Mutual Automobile Insurance Company	21,926,725	(3)	7.3%

One State Farm Plaza Bloomington, IL 61710

BlackRock, Inc.	21,203,045	(4)	7.0%
50 Hudson Yards New York, NY 10001

(1)
Briar Hall Management LLC (Briar Hall) holds certain ITW shares of common stock owned by the Smith family, founders of ITW. Briar Hall has sole voting and investment power with respect to 24,844,170 shares and shared voting and investment power with respect to 1,014,000 shares. The information above regarding the number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on February 12, 2025.
(2)
The Vanguard Group does not have sole voting power with respect to any shares and has shared voting power with respect to 383,216 shares, sole investment power with respect to 24,930,136 shares and shared investment power with respect to 1,228,713 shares. The information above regarding number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on February 13, 2024.
(3)
State Farm Mutual Automobile Insurance Company and its affiliates have sole voting and investment power with respect to 21,029,900 shares and shared voting and investment power with respect to 896,825 shares. The information above regarding number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on February 12, 2024.
(4)
BlackRock, Inc. has sole voting power with respect to 18,877,356 shares and sole investment power with respect to 21,203,045 shares. The information above regarding number of shares beneficially owned was provided in a Schedule 13G/A filed with the SEC on January 26, 2024.

72

Beneficial Ownership of Common Stock

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors to file initial reports of ownership and changes of ownership of ITW common stock with the SEC. Based on a review of copies of these reports provided to us during fiscal 2024 and written representations from executive officers and directors, we believe that all filing requirements were timely met during 2024, except that, due to an administrative error, a Form 4 was filed on September 12, 2024 to report a gift of shares by E. Scott Santi made on September 6, 2024.

2025 PROXY STATEMENT	73

Other Information

Voting and Virtual Annual Meeting Information

What am I voting on and how does the Company’s Board recommend that I vote?

The Company’s Board solicits your vote on the following proposals:

Proposal Submitted for Vote	Board Recommendation
1. The election of the director nominees named in this proxy statement for the upcoming year	FOR
2. An advisory vote to approve executive compensation	FOR
3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025	FOR
4. A non-binding stockholder proposal for shareholder ratification of termination pay	AGAINST

Who may vote?

Stockholders at the close of business on March 3, 2025, the record date, may vote. On that date, there were 293,365,979 shares of ITW common stock outstanding.

How many votes do I have?

Each share of ITW common stock that you own entitles you to one vote.

How do I vote?

You may vote your shares in one of the following four ways:

1. By telephone:	Toll-free by calling 1-800-690-6903;
2. By Internet:	See the instructions at www.proxyvote.com;
3. By mail:	If you received these proxy materials by mail, by signing, dating and mailing the enclosed proxy card; or
4. At the meeting:	Virtually attend our Annual Meeting, where you can submit a vote. See "How can I vote my shares at the virtual Annual Meeting?" below.

If you vote by telephone or Internet, you should have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call or go to www.proxyvote.com. If you hold your shares through a bank or broker that does not offer telephone or Internet voting, please complete and return your proxy voting instruction card by mail.

When must I submit my vote by Internet or by phone?

If you vote by Internet or by phone, you must transmit your vote by 10:59 p.m., Central Time, on May 1, 2025.

If I hold shares through an ITW Savings and Investment 401(k) Plan, when must I submit my vote?

Shares held through an ITW 401(k) plan must be voted by 10:59 p.m., Central Time, on April 29, 2025, in order to be tabulated in time for the meeting.

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Other Information

How do I attend the Annual Meeting?

The Annual Meeting will be held in virtual format and will afford our stockholders the same rights and opportunities as an in-person meeting, allowing for active participation by all our stockholders at no cost, regardless of their geographic location. To attend the Annual Meeting, vote and submit questions during the Annual Meeting, go to www.virtualshareholdermeeting.com/ITW2025 on the date of the meeting. If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on the record date, you may attend the Annual Meeting and vote and submit questions by visiting www.virtualshareholdermeeting.com/ITW2025 and logging in by entering the 16-digit control number found on your proxy card, Notice of Internet Availability or voter instruction card, as applicable. If you lost or misplaced your 16-digit control number or are not a stockholder, you will be able to attend the meeting as a guest by visiting www.virtualshareholdermeeting.com/ITW2025 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting.

You may log into the Annual Meeting beginning at 8:15 a.m., Central Time, on May 2, 2025 and the Annual Meeting will begin promptly at 8:30 a.m., Central Time.

How can I vote my shares at the virtual Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the virtual Annual Meeting by entering the 16-digit control number found on your proxy card or Notice of Internet Availability when you log into the meeting at www.virtualshareholdermeeting.com/ITW2025.

Shares held in street name through a brokerage account or by a broker, bank or other nominee may be voted at the virtual Annual Meeting by entering the 16-digit control number found on your voter instruction card when you log into the meeting.

Even if you plan to virtually attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote?” so that your vote will be counted if you later decide not to attend the Annual Meeting.

May I ask questions at the virtual Annual Meeting?

Yes. Stockholders (other than those stockholders who enter the meeting as a guest, as described above) will have the ability to submit questions in writing during the Annual Meeting via the annual meeting portal at www.virtualshareholdermeeting.com/ITW2025. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the business of the meeting, as time permits. Rules of Conduct for the Annual Meeting, including the types of questions that the Company does not intend to address will be available on our website at https://investor.itw.com prior to the meeting, and on the meeting portal at www.virtualshareholdermeeting.com/ITW2025, on the day of the meeting. Examples of questions that are not pertinent are questions related to general economic, political or other views that are not directly related to the business of the Annual Meeting, questions related to personal grievances and derogatory references to individuals.

If there are pertinent questions that cannot be answered during the Annual Meeting due to time constraints, we will post answers to a representative set of such questions (e.g., consolidating duplicative questions) on our website at https://investor.itw.com. The questions and answers will be made available as soon as practicable after the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

If you experience any technical difficulties accessing the virtual Annual Meeting or during the meeting, please call the toll-free number that will be available at www.virtualshareholdermeeting.com/ITW2025 for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, at 8:15 a.m., Central Time, on May 2, 2025.

How can I obtain an additional proxy card or voting instruction card?

If you lose, misplace or otherwise need to obtain a proxy card, Notice of Internet Availability or voting instruction card and:

•
You are a stockholder of record, contact us in writing at Illinois Tool Works Inc., 155 Harlem Avenue, Glenview, Illinois 60025, Attention: Secretary; or

2025 PROXY STATEMENT	75

Other Information

•
You are the beneficial owner of shares held indirectly through a broker, bank or other nominee, contact your account representative at that organization.

How does discretionary voting authority apply?

Stockholders of Record. If you are a stockholder of record and you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. If your proxy card does not indicate how you want to vote, your proxy will be voted as follows:

“FOR” the election of each director nominee;

“FOR” the advisory vote to approve ITW’s executive compensation;

"FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025;

"AGAINST" the non-binding stockholder proposal for shareholder ratification of termination pay; and

“FOR” or “AGAINST” any other properly raised matter at the discretion of Susan Crown, Richard H. Lenny and Pamela B. Strobel, or any one of them.

Beneficial Owners. If your shares are held in a brokerage account or by a nominee and you do not provide your broker or nominee with voting instructions, the broker or nominee may represent your shares at the meeting for purposes of obtaining a quorum, but it may not exercise discretion to vote your shares at the meeting unless the proposal is considered a routine matter. The only matter being proposed for stockholder vote at the 2025 Annual Meeting that is considered a routine matter is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. As a result, in the absence of voting instructions from you, your broker or nominee will not have discretion to vote on any other matter to be voted on at the Annual Meeting. If you are a beneficial owner, it is important that you provide instructions to your bank, broker or other holder of record so that your vote is counted.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted at our Annual Meeting in one of four ways:

1.
Notify our Secretary in writing before our Annual Meeting that you wish to revoke your proxy;
2.
Submit another proxy with a later date;
3.
Vote by telephone or Internet after you have given your proxy; or
4.
Vote at our virtual Annual Meeting. See “How can I vote my shares at the virtual Annual Meeting?” above.

Why didn’t I receive a paper copy of the proxy statement and Form 10-K?

Unless our stockholders have requested paper copies, we are furnishing proxy materials through the Internet. If you received a Notice of Internet Availability by mail or electronically, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability provides instructions on how you may access and review our proxy materials online. The Notice of Internet Availability also instructs you on how you may submit your proxy via the Internet. If you received the Notice of Internet Availability and would still like to receive a printed copy of our proxy materials without charge, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

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Other Information

I have received paper copies - how do I receive future proxy materials electronically?

To sign up to receive stockholder communications electronically, follow the instructions on your proxy card or Notice of Internet Availability under “Vote by Internet.” You will need the 16-digit control number that is printed in the box marked by the arrow, which appears on your proxy card or Notice of Internet Availability. In order to receive the communications electronically, you must have an e-mail account and access to the Internet. If you own your shares through a broker or other nominee, you may contact them directly to request electronic access. Your consent to electronic access will be effective until you revoke it. You may revoke your consent by going to www.proxyvote.com and using the 16-digit control number that is printed in the box marked by the arrow to complete the revocation.

What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?

Your shares are likely registered differently or are in more than one account. For each notice, proxy and/or voting instruction card or e-mail notification you receive that has a 16-digit control number, you must vote each separately to ensure that all shares you own are voted.

How do I obtain a separate set of proxy materials if I share an address with other stockholders?

We have adopted a procedure approved by the SEC called “householding” whereby we are delivering one Notice of Internet Availability or one set of proxy materials to certain stockholders who share an address, unless otherwise requested. If you received your proxy materials by mail, a separate proxy card is included with the proxy materials for each stockholder sharing an address.

If you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver a separate copy (free of charge) upon request. Similarly, if you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability or, if applicable, the proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, you may also contact Broadridge Financial Solutions, Inc. If your shares are held through a brokerage account, please contact your broker directly.

Stockholders who participate in householding will continue to receive separate proxy cards to vote their shares if they receive your proxy materials by mail. Stockholders that receive the Notice of Internet Availability will receive instructions on how to vote their shares via the Internet.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of ITW shares of common stock entitled to vote at our Annual Meeting constitutes a quorum. Your shares will be considered part of the quorum if you return a signed and dated proxy card or if you vote by telephone or Internet. Abstentions and broker non-votes are counted as “shares present” at the meeting for purposes of determining if a quorum exists. A broker non-vote occurs when your bank, broker or other holder of record holding shares for you as the beneficial owner submits a proxy that does not indicate a vote as to a non-routine proposal because that holder has not received voting instructions from you and, therefore, does not have voting authority for that proposal.

What vote is required to approve each proposal, assuming a quorum is present?

Election of Directors: The number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director to constitute approval by the stockholders.

Advisory (Non-Binding) Vote to approve ITW’s Executive Compensation: The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote will constitute approval by the stockholders.

Ratification of the Appointment of our Independent Registered Public Accounting Firm: The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote will constitute approval by the stockholders.

2025 PROXY STATEMENT	77

Other Information

Approval of Non-Binding Stockholder Proposal for Ratification of Termination Pay: The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote will constitute approval by the stockholders.

What is the effect of a broker non-vote generally and on each proposal?

A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but they will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Broker non-votes will not, therefore, impact our ability to obtain a quorum and will have no effect on the election of directors, ratification of the appointment of our Independent Registered Public Accounting Firm, approval of ITW’s executive compensation, or approval of the non-binding Stockholder Proposal.

What if I “abstain” from voting?

An abstention on the election of directors will have no effect on the outcome. An abstention on the other proposals will have the effect of a vote against those proposals.

Who pays to prepare, mail and solicit the proxies?

We will pay the cost of solicitation of proxies including preparing, printing and mailing this proxy statement and the Notice of Internet Availability. We will also authorize brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward copies of the proxy materials to the beneficial owners of ITW common stock. Upon request, we will reimburse them for their reasonable expenses. Also, for a fee of $20,000 plus approved out-of-pocket expenses, D.F. King & Co., Inc. assisted us with our shareholder engagement process and may assist us in soliciting proxies. In addition, our officers, directors and employees may solicit proxies in person, by mail, by telephone or otherwise.

Submitting Proxy Proposals and Director Nominations for the 2026 Annual Meeting

How do I submit a stockholder proposal for the 2026 Annual Meeting?

To be considered for inclusion in our proxy statement for our May 2026 Annual Meeting, a stockholder proposal must be received no later than November 21, 2025. Your proposal must be in writing and must comply with the proxy rules of the SEC. You should send your proposal to our Secretary at our address on the Notice of Annual Meeting of Stockholders immediately following the cover of this proxy statement.

You also may submit a proposal that you do not want included in the proxy statement, but that you want to raise at our 2026 Annual Meeting. We must receive your proposal in writing on or after January 2, 2026, but no later than February 1, 2026. As detailed in the advance notice procedures described in our by-laws, for a proposal other than the nomination of a director to be properly brought before an annual meeting, your notice of proposal must include: (1) your name and address, as well as the name and address of the beneficial owner of the shares, if any; (2) the number of shares of ITW stock owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings entered into by you or any beneficial owner with respect to the shares (which information must be supplemented as of the record date) or the business proposed to be brought before the meeting; (4) any other information regarding you or any beneficial owner that would be required under the SEC’s proxy rules and regulations; (5) a brief description of the business you propose to be brought before the meeting, the reasons for conducting that business at the meeting, and any material interest that you or any beneficial owner has in that business; and (6) the text of the proposal or business.

78

Other Information

Does ITW allow stockholders to have proxy access for the nomination of directors?

Yes. The Board has adopted proxy access by-law provisions to permit stockholders to include nominees in the Company’s proxy statement and form of proxy. See “How do I use proxy access to nominate a director candidate to be included in ITW’s 2026 Proxy Statement?” below.

How do I use proxy access to nominate a director candidate to be included in ITW’s 2026 Proxy Statement?

Any stockholder or group of up to 20 stockholders meeting our continuous ownership requirement of 3% or more of our common stock for at least 3 years, who wishes to nominate a candidate or candidates for election in connection with our 2026 Annual Meeting and require us to include such nominees in our proxy statement and form of proxy, must submit such nomination and request so that it is received by our Secretary on or after January 2, 2026, but no later than February 1, 2026. The number of candidates that may be so nominated is limited to the greater of two or the largest whole number that does not exceed 25% of the Board. Revocable loaned shares count as owned for purposes of meeting the continuous ownership requirement, but each stockholder in the requesting group must have full voting and investment rights as well as economic interest in their shares at the time of nomination, record date and meeting date. Two or more investment funds that are part of the same family of funds or sponsored by the same employer will count as one stockholder for purposes of determining the size of the group. All proxy access nominations must be accompanied by information about the nominating stockholders as well as the nominees and meet the requirements as specified in Article II, Section 12 of our by-laws, which include but are not limited to the information specified under “How do I nominate a director candidate who would not be included in ITW’s Proxy Statement?” below.

How do I nominate a director candidate who would not be included in ITW’s Proxy Statement?

If you wish to nominate an individual for election as a director at our 2026 Annual Meeting, our Secretary must receive your written nomination on or after January 2, 2026, but no later than February 1, 2026. For a nomination to be properly brought before an annual meeting, your notice of nomination must include the information set forth in the advance notice procedures described in our by-laws.

In addition to satisfying the foregoing requirements under our by-laws, including the timelines, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the Company's 2026 Annual Meeting must provide in their notice the information required by Rule 14a-19 of the Securities Exchange Act of 1934, as amended.

2025 PROXY STATEMENT	79

Appendix A

SEGMENT PEER GROUP

Automotive OEM:	Lear Corporation, Aptiv PLC, Autoliv, Inc. and BorgWarner Inc.
Food Equipment:	Middleby Corporation and Electrolux Professional AB
Test & Measurement and Electronics:	Ametek, Inc., Fortive Corporation, Mettler-Toledo International Inc., Spectris PLC, MKS Instruments, Inc. and Moog Inc.
Welding:	Kennametal Inc., Lincoln Electric Holdings, Inc. and ESAB Corporation
Polymers & Fluids:	3M Company, DuPont de Nemours, Inc., Huntsman Corporation and Dow Inc.
Construction Products:	Carlisle Companies Incorporated, Masco Corporation, Stanley Black & Decker, Inc. and Simpson Manufacturing Co., Inc.
Specialty Products:	Ball Corporation, Berry Global Group, Inc. and Amcor plc

GAAP TO NON-GAAP RECONCILIATIONS

After-tax Return on Average Invested Capital

The Company uses after-tax return on average invested capital ("After-tax ROIC") to measure the effectiveness of its operations' use of invested capital to generate profits. After-tax ROIC is not defined under U.S. generally accepted accounting principles ("GAAP"). After-tax ROIC is a non-GAAP financial measure that the Company believes is a meaningful metric to investors in evaluating the Company's ability to generate returns from cash invested in its operations and may be different than the method used by other companies to calculate After-tax ROIC. The Company defines After-tax ROIC as operating income after taxes divided by average invested capital, which is annualized when presented in interim periods. Operating income after taxes is a non-GAAP measure consisting of net income before interest expense and other income (expense), on an after-tax basis, which are excluded as they do not represent returns generated by the Company's operations. For comparability, the Company also excluded the net discrete tax benefit of $121 million in the third quarter of 2024 from net income and the effective tax rate for the year ended December 31, 2024. Additionally, for comparability, the Company also excluded the discrete tax benefit of $20 million in the second quarter of 2023 from net income and the effective tax rate for the year ended December 31, 2023. Additionally, for comparability, the Company also excluded the discrete tax benefits of $32 million in the fourth quarter of 2022 and $51 million in the second quarter of 2022 from net income and the effective tax rate for the year ended December 31, 2022. Also, for comparability, the Company excluded the discrete tax benefits of $21 million in the third quarter of 2021 and $112 million in the second quarter of 2021 from net income and the effective tax rate for the year ended December 31, 2021. Total invested capital represents the net assets of the Company, other than cash and equivalents and outstanding debt which do not represent capital investment in the Company's operations. The most comparable GAAP measure to operating income after taxes is net income. Net income to average invested capital and After-tax ROIC for the years ended December 31, 2024, 2023, 2022, 2021 and 2020 were as follows:

Dollars in millions	2024	2023	2022	2021	2020
Numerator:
Net income	$3,488	$2,957	$3,034	$2,694	$2,109
Net discrete tax benefit related to the third quarter 2024	(121)	—	—	—	—
Discrete tax benefit related to the second quarter 2023	—	(20)	—	—	—
Discrete tax benefit related to the fourth quarter 2022	—	—	(32)	—	—
Discrete tax benefit related to the second quarter 2022	—	—	(51)	—	—
Discrete tax benefit related to the third quarter 2021	—	—	—	(21)	—
Discrete tax benefit related to the second quarter 2021	—	—	—	(112)	—
Interest expense, net of tax(1)	215	204	156	157	162
Other (income) expense, net of tax(1)	(336)	(38)	(196)	(40)	(22)
Operating income after taxes	$3,246	$3,103	$2,911	$2,678	$2,249

A-1

Appendix A

Dollars in millions	2024	2023	2022	2021	2020
Denominator:
Invested capital:
Cash and equivalents	$948	$1,065	$708	$1,527	$2,564
Trade receivables	2,991	3,123	3,171	2,840	2,506
Inventories	1,605	1,707	2,054	1,694	1,189
Net assets held for sale	—	—	7	—	—
Net plant and equipment	2,036	1,976	1,848	1,809	1,777
Goodwill and intangible assets	5,431	5,566	5,632	5,937	5,471
Accounts payable and accrued expenses	(2,095)	(2,244)	(2,322)	(2,233)	(1,818)
Debt	(7,863)	(8,164)	(7,763)	(7,687)	(8,122)
Other, net	264	(16)	(246)	(261)	(385)
Total net assets (stockholders' equity)	3,317	3,013	3,089	3,626	3,182
Cash and equivalents	(948)	(1,065)	(708)	(1,527)	(2,564)
Debt	7,863	8,164	7,763	7,687	8,122
Total invested capital	$10,232	$10,112	$10,144	$9,786	$8,740

Average invested capital(2)	$10,419	$10,214	$10,017	$9,087	$8,576

Net income to average invested capital	33.5%	29.0%	30.3%	29.6%	24.6%
After-tax return on average invested capital	31.2%	30.4%	29.1%	29.5%	26.2%

(1) Effective tax rate used for interest expense and other (income) expense for the years ended December 31, 2024, 2023, 2022, 2021 and 2020 was 23.8%, 23.2%, 23.2%, 23.0% and 22.0%, respectively.

(2) Average invested capital is calculated using the total invested capital balances at the start of the period and at the end of each quarter within each of the periods presented.

A reconciliation of the 2024 effective tax rate excluding the third quarter 2024 net discrete tax benefit of $121 million, which included favorable discrete tax benefits of $107 million related to the utilization of capital loss carryforwards upon the sale of Wilsonart and $87 million related to a reorganization of the Company's intellectual property, partially offset by a $73 million discrete tax expense related to the remeasurement of unrecognized tax benefits associated with various intercompany transactions, is as follows:

	Twelve Months Ended December 31, 2024

Dollars in millions	Income Taxes	Tax Rate
As reported	$934	21.1%
Net discrete tax benefit related to the third quarter 2024	121	2.7%
As adjusted	$1,055	23.8%

A reconciliation of the 2023 effective tax rate excluding the second quarter 2023 discrete tax benefit of $20 million related to amended 2021 U.S. taxes is as follows:

	Twelve Months Ended December 31, 2023

Dollars in millions	Income Taxes	Tax Rate
As reported	$866	22.6%
Discrete tax benefit related to the second quarter 2023	20	0.6%
As adjusted	$886	23.2%

2025 PROXY STATEMENT	A-2

Appendix A

A reconciliation of the 2022 effective tax rate excluding the fourth quarter 2022 discrete tax benefit of $32 million related to the utilization of capital loss carryforwards and the second quarter 2022 discrete tax benefit of $51 million related to the resolution of a U.S. tax audit is as follows:

	Twelve Months Ended December 31, 2022
Dollars in millions	Income Taxes	Tax Rate
As reported	$808	21.0%
Discrete tax benefit related to the fourth quarter 2022	32	0.8%
Discrete tax benefit related to the second quarter 2022	51	1.4%
As adjusted	$891	23.2%

A reconciliation of the 2021 effective tax rate excluding the third quarter 2021 discrete tax benefit of $21 million related to the utilization of capital loss carryforwards and the second quarter 2021 discrete tax benefit of $112 million related to a change in the U.K. income tax rate is as follows:

	Twelve Months Ended December 31, 2021
Dollars in millions	Income Taxes	Tax Rate
As reported	$632	19.0%
Discrete tax benefit related to the third quarter 2021	21	0.6%
Discrete tax benefit related to the second quarter 2021	112	3.4%
As adjusted	$765	23.0%

2024 Adjusted Income Per Share from Continuing Operations - Diluted (Unaudited)

Twelve Months Ended December 31, 2024
As reported in the 2024 Form 10-K	$11.71
Impact of sale of noncontrolling interest in Wilsonart in the third quarter 2024	(1.26)
Cumulative effect of change in inventory accounting method, net of tax in the first quarter 2024	(0.30)
As Adjusted	$10.15

2022 Adjusted Income Per Share from Continuing Operations - Diluted (Unaudited)

Twelve Months Ended December 31, 2022
As reported in the 2022 Form 10-K	$9.77
Net impact of gains from two divestitures in the fourth quarter 2022	(0.60)
As adjusted	$9.17

2012 Adjusted Income Per Share from Continuing Operations - Diluted (Unaudited)

Twelve Months Ended December 31, 2012
As reported in the 2013 Form 10-K	$4.72
Decorative Surfaces net gain	1.34
Decorative Surfaces equity interest	(0.04)
Decorative Surfaces operating results	0.21
As adjusted for the Decorative Surfaces business	$3.21

A-3

155 Harlem Avenue
Glenview, Illinois 60025
www.itw.com

TW 155 Harlem Avenue Glenview, Illinois 60025

ITW ILLINOIS TOOL WORKS INC. ATTN: SHAREHOLDER RELATIONS 155 HARLEM AVENUE GLENVIEW, IL 60025 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m., Central Time, on May 1, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ITW2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m., Central Time, on May 1, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V60780-Z89032-P22153 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ILLINOIS TOOL WORKS INC. The Board of Directors recommends you vote FOR all nominees: 1. Election of Directors For Against Abstain 1a. Daniel J. Brutto 1e. James W. Griffith 1d. Kelly J. Grier 1c. Darrell L. Ford 1f. Jay L. Henderson 1g. Jaime Irick 1h. Richard H. Lenny 1i. Christopher A. O'Herlihy 1j. E. Scott Santi 1b. Susan Crown For Against Abstain 1k. David B. Smith, Jr. 1l. Pamela B. Strobel The Board of Directors recommends you vote FOR the following proposals: 2. Advisory vote to approve compensation of ITW's named executive officers; 3. Ratification of the appointment of Deloitte & Touche LLP as ITW's independent registered public accounting firm for 2025; and The Board of Directors recommends you vote AGAINST the following proposal: 4. A non-binding stockholder proposal, if properly presented at the meeting, for stockholder ratification of termination pay. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign by authorized officer and give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ILLINOIS TOOL WORKS INC. ANNUAL MEETING OF STOCKHOLDERS FRIDAY, MAY 2, 2025 8:30 A.M. CT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com. The Annual Meeting will be held in virtual format at www.virtualshareholdermeeting.com/ITW2025. V60781-Z89032-P22153 ILLINOIS TOOL WORKS INC. ANNUAL MEETING OF STOCKHOLDERS May 2, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Illinois Tool Works Inc. ("ITW") hereby appoints Susan Crown, Richard H. Lenny, and Pamela B. Strobel, or any of them, with full power of substitution, to act as proxies at the Annual Meeting of Stockholders of ITW to be held virtually at www.virtualshareholdermeeting.com/ITW2025 on May 2, 2025 with authority to vote as directed by this Proxy Card at the meeting, and any adjournments of the meeting, all shares of common stock of ITW registered in the name of the undersigned. If no direction is made, this proxy will be voted FOR the election of each director nominee under Proposal 1; FOR Proposals 2 and 3; AGAINST Proposal 4; and FOR or AGAINST any other properly raised matter at the discretion of the proxies. If the undersigned is a participant in the ITW Savings and Investment Plan or the ITW Bargaining Savings and Investment Plan, the undersigned is also instructing the trustee of those plans to vote the shares of ITW common stock attributable to the undersigned in such plans as instructed on the reverse side and, in the discretion of the trustee, upon such other business as may come before the meeting, and if no instructions are given, the trustee will vote the shares in the same proportion as the shares for which voting instructions have been received. IMPORTANT – THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.